                                                                   Exhibit 10.18

                                SUPPLY AGREEMENT

                                 BY AND BETWEEN

                         OMRIX BIOPHARMACEUTICALS, LTD,
                                TEL AVIV, ISRAEL

                                       AND

                         TALECRIS BIOTHERAPEUTICS, INC.
                          RALEIGH, NORTH CAROLINA, USA

PORTIONS OF THIS EXHIBIT MARKED BY AN *** HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SECTION 1 TERM OF AGREEMENT                                                   4
SECTION 2 PURCHASE AND SALE OF CRYO                                           4
   2.1   Volume Requirements                                                  4
   2.2   Forecasts                                                            5
   2.3   Right of First Refusal                                               5
   2.4   Purchase Orders                                                      6
   2.5   Shipments                                                            6
   2.6   Cooperation of the Parties                                           6
   2.7   Meetings                                                             7
SECTION 3 QUALITY AND SPECIFICATIONS                                          7
   3.1   Specifications                                                       7
   3.2   Testing                                                              7
   3.3   Acceptance                                                           7
   3.4   Latent Defects                                                       7
   3.5   Records                                                              8
   3.6   Alternate Facility                                                   8
SECTION 4 PRICE AND PRICE ADJUSTMENT                                          8
   4.1   Price                                                                8
   4.2   Adjustment to Price                                                  8
   4.3   Price Adjustment Calculation                                         8
SECTION 5 BILLING AND PAYMENT                                                 8
   5.1   Payments                                                             8
   5.2   Payment Disputes                                                     9
SECTION 6 REGULATORY REQUIREMENTS                                             9
   6.1   Compliance with Regulations                                          9
   6.2   Audit                                                                9
   6.3   Regulatory Approvals                                                 9
SECTION 7 NONCONFORMING CRYO AND RECALLS                                     10
   7.1   Nonconforming Cryo                                                  10
   7.2   General Requirements                                                10
   7.3   Distribution and Use Records                                        10
   7.4   Adverse Events                                                      10
   7.5   Customer Notification of Adverse Reactions                          10
   7.6   Withdrawals and Recalls                                             11
   7.7   Complaints                                                          11
SECTION 8 FORCE MAJEURE                                                      11
SECTION 9 REPRESENTATIONS AND WARRANTIES AND DISCLAIMER                      11
   9.1   Regulatory Requirements                                             11
   9.2   Debarment                                                           11
   9.3   Compliance                                                          12
   9.4   Intellectual Property                                               12
   9.5   Representation and Warranties                                       12
   9.6   Disclaimer                                                          14
SECTION 10 TERMINATION                                                       14
   10.1  Termination for Cause                                               14
   10.2  Termination for Talecris' Force Majeure                             14
   10.3  Other Termination Provisions                                        15
   10.4  Effect of Termination                                               15
   10.5  Remedies                                                            15
   10.6  Survival                                                            15

SECTION 11 INDEMNIFICATION                                                   15
   11.1  Indemnification: Talecris                                           15
   11.2  Indemnification: Customer                                           16
   11.3  Joint Responsibility                                                16
SECTION 12 CONFIDENTILITY                                                    16
   12.1  Confidentiality Obligations                                         16
   12.2  Exceptions                                                          16
   12.3  Other Confidentiality Agreements                                    16
SECTION 13 INSURANCE                                                         17
SECTION 14 MISCELLANEOUS                                                     17
   14.1  Consent to Assignment                                               17
   14.2  Entire Agreement and Amendments                                     17
   14.3  Notices                                                             17
   14.4  Independent Contractor                                              18
   14.5  Non-Waiver                                                          18
   14.6  Choice of Law                                                       18
   14.7  Captions                                                            18
   14.8  Severability                                                        19
   14.9  Dispute Resolution                                                  19
   14.10 Set Off                                                             20
   14.11 Conflicting Terms                                                   20

                                SUPPLY AGREEMENT

THIS SUPPLY AGREEMENT (this "AGREEMENT") is entered into as of September, 2006 (the "EFFECTIVE DATE"), by and between Talecris Biotherapeutics, Inc., with offices at 4101 Research Commons, 79 T. W. Alexander Drive, Research Triangle Park, North Carolina 27709 ("TALECRIS") and Omrix Biopharmaceutical, Ltd., an Israeli company, with its principal place of business located at MDA Blood Center, Tel Hashomer Hospital, Tel Aviv 52621 Israel ("CUSTOMER"). Customer and Talecris are the ("PARTIES").

WITNESSETH

WHEREAS, Talecris is engaged in the manufacture and distribution of plasma-derived biological products;

WHEREAS, Talecris fractionates plasma into biological products at its Precision Pharma Services facility and one of the components of the fractionation process is a licensed intermediate blood fraction known as Cryoprecipitate ("CRYO");

WHEREAS, Customer is in the business of producing and selling fibrin sealant products (the "Products");

WHEREAS, Customer desires to purchase from Talecris Cryo derived from plasma fractionated at the Precision Pharma Services, Inc.'s ("Precision Pharma Services") facility located in Melville, New York (the "Precision Pharma Services Facility") to be qualified with various Regulatory Authorities (as defined herein) for use in the manufacture and development of the Products; and

WHEREAS, Customer and Talecris wish to set forth their mutual agreements and understandings regarding the sale by Talecris and the purchase by Customer of the Cryo hereunder.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto do hereby agree as follows:

                           SECTION 1 TERM OF AGREEMENT

This Agreement shall have an initial term commencing on the Effective Date and ending on December 31, 2007 ("Initial Term"), unless earlier terminated as provided in Section 10 or otherwise in this Agreement. In the event that (i) Customer obtains US FDA approval for use of the Cryo in the Products or Customer is prepared to assume the Required Quantity obligations of Exhibit A without such approval and (ii) Talecris has broadly implemented HAV testing on source plasma during this time period (the occurrence of the fulfillment of the conditions of clauses (i) and (ii), will initiate the "Commencement Date"), then the Initial Term shall be extended by three (3) years from the Commencement Date. The Initial Term may be renewed for two consecutive two (2) year periods at the option of Customer. Customer must give Talecris at least one (1) year's written notice prior to the end of each expiring term of its intent to renew (each an "EXTENDED TERM", along with the Initial Term, the "TERM").

                      SECTION 2: PURCHASE AND SALE OF CRYO

2.1 Volume Requirements. With respect to each twelve (12) month period during the Term, effective with issuance of the initial forecast described in Section 2.2, Talecris shall make available to Customer, and Customer shall purchase, the volumes of Cryo set forth in EXHIBIT A, attached hereto (the "REQUIRED

QUANTITY"). Such volumes may be adjusted as set forth in Section 2.3 and 2.4. Upon providing a notice of renewal for an Extended Term in accordance with
Section 1, the Required Quantity for the Extended Term shall not be less than the Required Quantity set forth in EXHIBIT A. All volumes of Cryo to be sold to Customer shall be determined after deducting quantities representing Nonconforming Cryo (as defined in Section 7.1 below).

2.2 Forecasts. Within thirty (30) days of the Commencement Date, Customer shall provide Talecris with an initial twelve (12) month rolling forecast of Customer's estimated requirements of Cryo by calendar month. Such forecast shall be deemed attached and incorporated hereto as EXHIBIT B. Customer shall provide an updated rolling twelve (12) month forecast on or about the commencement of each calendar month, in form as set forth in EXHIBIT B. Subject to Sections 2.3 and 2.4, the first six (6) months of each rolling twelve (12) month forecast shall be a firm binding order (a "BINDING FORECAST"). Talecris agrees to deliver Cryo in the quantities ordered hereunder within +/- 5% of the requirements of the Binding Forecast (a "DELIVERY DEVIATION"), on such delivery dates as are specified in the Purchase Orders issued by Customer pursuant to Section 2.5. Notwithstanding the above, the Delivery Deviation will not accumulate to more than 10% over any three (3) month period. The Parties agree and acknowledge that, only after Customer obtains approval from the FDA for use of the Cryo on the Products, shall Customer be obligated to purchase the Cryo. To the extent that the aggregate volume of Cryo purchased by Omrix in any (twelve) 12 month period after the Commencement Date (each, an "Anniversary Year") does not at least equal the Required Quantity applicable to such Anniversary Year, Talecris may, within thirty (30) days of the end of such year, invoice Customer for the total price attributed to such difference (based on the Price set forth in Section 4 below) and deliver to Customer the invoiced Cryo in accordance with
Section 2.6. Except as otherwise provided under Section 2.3, forecasts for volumes exceeding the Required Quantity shall require the prior written approval of Talecris.

2.2.1 On an annual basis starting within thirty (30) days after the Effective Date, and at least six (6) months prior to the beginning of each Anniversary Year, Talecris shall provide Customer with written notice of the total quarterly volumes of Cryo to be manufactured and made available during the following year (the "AVAILABLE QUANTITY"). Upon six (6) months prior written notice, Customer may (i) increase the Required Quantity by an amount up to the Available Quantity and applicable Purchase Orders shall be adjusted to account for such increase, or (ii) if prior to the Commencement Date, Customer may issue a Purchase Order for up to the Available Quantity.

2.3 Right of First Refusal

2.3.1 Fee. Upon payment of one million dollars ($1,000,000), and the five (5) subsequent payments on the anniversary of the Effective Date of this Agreement of one hundred thousand dollars ($100,000) for the remainder of the Term ("ROFR Fee"), Talecris grants Customer a right of first refusal ("ROFR") during the Term for additional Cryo as detailed below.

2.3.2 Available Quantity. Within thirty days (30) days prior to the beginning of each calendar year Talecris shall provide Customer with written notice of the total Cryo not already subject to an existing contractual obligation that Talecris expects to manufacture and make available to third parties for that upcoming year ("Available Quantity"). The Available Quantity shall be updated and communicated in writing to Customer (each an "Update") upon the following occurrences: 1) six months from the original forecast for that year, and 2) if Talecris intends to provide greater volumes of Cryo to third parties than those specified in the last Available Quantity forecast or Update submitted to Customer.

2.3.3 Purchase Right. Customer shall have fifteen (15) days upon receipt of the Available Quantity or any subsequent Update to purchase all or part of the available Cryo at the then current price per kilogram called for in this Agreement. Whatever volumes Customer has not elected to purchase Talecris shall be free to dispose of in its sole discretion. Any additional Cryo Customer purchases pursuant to this ROFR shall be added to Customer's binding forecast and minimum volume obligations.

2.3.4 Refund of ROFR Fee. If Talecris does not routinely implement HAV testing by December 31, 2007, Talecris shall either a) provide HAV testing for all Cryo purchased by Customer at no additional cost to Customer, or b) will refund entire ROFR Fee paid by Customer. Furthermore, if (i) If Cryo does not receive FDA approval and Customer has not exercised any of its rights under the ROFR during the Term, or Talecris makes changes to the batch production records or the Specification, as described in Section 3.1, such that the Cryo is no longer in compliance with the FDA approval received by Customer, and Customer did not receive FDA approval for such batch production record or Specification change, (ii) Customer terminates this Agreement pursuant to Section 6.2, or (iii) Talecris ceases to manufacture Cryo, then Talecris shall pay Customer the pro rata share of the RFR Fee equal to the ratio between (A) the period since the Commencement Date and the date of termination, and (B) six (6) years.

2.3.5 Exclusion of Cryo. For purposes of clarification, Cryo sent to third party toll manufacturers for the benefit of Talecris (i.e., not sold to such third parties), are not subject to the ROFR provisions contained herein.

2.4 Purchase Orders. Within thirty (30) days after the Commencement Date, Customer shall deliver to Talecris a purchase order reflecting the aggregate Cryo volume in the initial Binding Forecast and with each subsequent forecast set forth in Section 2.2 above, Customer shall deliver a purchase order reflecting the aggregate Cryo ordered for the six (6) months of the Binding Forecast (in each case, a "PURCHASE ORDER"). Each Purchase Order shall specify the volumes of Cyro ordered and the delivery dates. The Parties shall cooperate to ensure that the Cryo to be purchased by Customer is ordered in a manner so as to reasonably allow Talecris to produce such Cryo efficiently, without material swings in volume over the course of any twelve (12) month period.

2.5 Shipments. Talecris agrees that it shall provide Cryo in conformance with the delivery schedule provided by Customer based on issued Purchase Orders. Talecris shall include copies of production and test records with each shipment as specified in the Specifications (EXHIBIT C). Customer shall be responsible for making the necessary shipping arrangements. All Cryo purchased and sold hereunder shall be delivered Ex Works (Precision Pharma Services Facility) (INCOTERMS 2000). Risk of loss for Ciyo in transit shall lie with Customer. All financial arrangements for shipping and handling of Cryo shall be the responsibility of Customer.

2.6 Cooperation of the Parties. Talecris shall inform Customer promptly of any problems that could reasonably be expected to prevent Talecris from providing timely deliveries of Cryo and the Parties shall cooperate in resolving such problems relating to the manufacture and supply of Cryo under this Agreement. The Parties shall use their commercially reasonable efforts to coordinate maintenance outages and shut-downs of Customer's facility and Precision Pharma Services Facility, which coordination could include making temporary changes to the Binding Forecast. Consistent with Section 6.3 below, Talecris will provide reasonable support to Customer in response to any questions raised by "Regulatory Authorities" (i.e., all applicable governmental and regulatory authorities, including, but not limited to, the FDA, subject to Section 6.1) regarding the production of Cryo at the Precision Pharma Services Facility. For purposes of clarification, this Section 2.7 does not diminish or expand the Parties' respective aggregate obligations over any 12- month period to supply and purchase Cryo in accordance with the Binding Forecast set forth in

Section 2.2. If Talecris fails to deliver Cryo in accordance within a delivery schedule, and is unable to make up the quantity in a rolling three (3) month period, set forth in a Purchase Order, then for each week of delay beyond such three (3) month period from the delivery schedule date, the Price for the undelivered quantity shall be reduced by five percent (5%) per each additional week of delay.

2.7 Meetings. Unless otherwise mutually agreed, the manufacturing representative of each Party shall meet (either in person or via conference call) no less than monthly to discuss the forecasts delivered by Customer pursuant to this Agreement and other matters relevant to the supply of Cryo hereunder. In addition, a senior manager of each Party shall meet (either in person or via conference call) on a quarterly basis to discuss matters relevant to the supply of Cryo hereunder. At least three (3) business days prior to each meeting, each Party shall deliver to the other Party a written report regarding the issues to be discussed at such meeting.

                      SECTION 3 QUALITY AND SPECIFICATIONS

3.1 Specifications. Talecris shall manufacture, process, store, distribute, test, transport, dispose and otherwise handle Cryo at all times in compliance with cGMPs (as defined in Section 6.1) and other applicable Regulations (as defined in Section 6.1 below), the Cryo Specifications and Requirements (attached hereto as EXHIBIT C and incorporated herein by reference the "SPECIFICATIONS"), and the SOPs as defined in Sections 6.2. All Cryo shall be produced only at the Precision Pharma Services Facility. The Specifications shall be renewed annually, consistent with the Term of this Agreement, with each such renewal deemed attached hereto as EXHIBIT C and incorporated herein by reference. In the event of a conflict between the provisions of this Agreement and the provisions of the Specifications, the provisions of this Agreement shall prevail. Talecris/Precision shall not make changes to the key process parameters EXHIBIT D that require prior approval from the FDA or the Specifications without prior reasonable notice to Customer, which prior notice shall be at least six
(6) months unless otherwise required by a regulatory body. Such notice shall be sufficiently prior to implementation of the changes so as to allow Customer to amend its regulatory filings and to purchase additional inventory of Cryo. The key process parameters in effect at the Precision Pharma Services Facility as of the Effective Date are set forth in EXHIBIT D, attached hereto. If Talecris changes to EXHIBIT D or the Specifications in such a manner that the Cryo will no longer be in compliance with the FDA approval received by Customer, then Customer may upon written notice terminate this Agreement. Additionally, the Customer agrees to the terms and conditions set forth in the Manufacturing Agreement, attached hereto as EXHIBIT E.

3.2 Testing. With respect to each shipment of Cryo to be shipped to Customer, Talecris shall test such Cryo to ensure compliance with the Specifications. Talecris shall include a certificate of analysis ("COA") as well as all other documentation described in the Specifications with each shipment of Cryo disclosing the results of such testing and showing conformance with the Specifications. Customer shall not perform any additional testing for human pathogens (Nucleic Acid Testing (NAT) or otherwise) on the Cryo or any derivatives therefrom without the prior written authorization of Talecris unless this testing is approved by both parties and is listed in the Specifications.

3.3 Acceptance. Subject to Section 3.4 below, Customer shall have a period of thirty (30) days from date of its receipt of a shipment of Cryo at Customer's Israel plant to inspect the delivered Cryo and the accompanying COA (and documentation described in EXHIBIT C) and reject all or part of the corresponding shipment of Cryo for nonconformity with the Specifications. If Customer rejects all or part of such shipment, it shall promptly notify Talecris and the provisions of Sections 7.1 below shall apply.

3.4 Latent Defects. If after accepting a shipment of Cryo, Customer subsequently discovers latent material defects (including without limitation, nonconformance to the Specifications) not reasonably discoverable during the acceptance period set forth in Section 3.3, Customer may revoke its acceptance of such shipment of Cryo by giving written notice and disclosing the nature of any defects to Talecris as soon as practicable after discovering such defects. In such event, such Cryo shall be considered a Nonconforming Cryo (as defined in 7.1) to the extent latent material defects in fact are present and the provisions of Section
7.1 below shall apply.

3.5 Records. Talecris shall maintain production records and other records required by cGMPs and the Regulations for such time periods referenced thereby. Talecris shall make such records available to Customer for Customer's inspection promptly following a written request by Customer.

3.6 Alternative Facility. Talecris represents and warrants that Talecris has no current plans for closing the Precision Pharma Services Facility during the Term. If at anytime during the Term, Talecris decides to close the Precision Pharma Services Facility, then (1) Talecris will provide Customer with twelve
(12) months notice prior to such closing to allow Customer to purchase additional inventory of Cryo and (2) the parties will negotiate in good faith terms for transferring the manufacturing of Cryo to an alternative Talecris facility, which terms shall include allocation of costs necessary for enabling such alternative facility to manufacture Cryo in accordance with this Agreement, and Customer's requirements assuming a shared manufacturing arrangement may be put into place between Omrix and the new manufacturing facility. If the parties are unable to negotiate an alternative facility, then Customer may terminate this Agreement upon written notice. Additionally, if Talecris transfers ownership or control of the Precision Pharma Services Facility, Talecris shall require the transferee to be bound by the terms of this Agreement, on the same terms and specifications as applicable to Talecris and Precisions Pharma Services.

                      SECTION 4 PRICE AND PRICE ADJUSTMENT

4.1 Price. During the Term of this Agreement, Customer shall pay *** per kg of Cryo for any Cryo purchased hereunder, as adjusted pursuant to Section 4.2 below ("PRICE"). All payments hereunder shall be made in U.S. Dollars. If Cryo from Precision Pharma Services receives EU regulatory approval, Customer shall have the option to purchase such Cryo for the European market and the Price for such Cryo to be sold into the European market shall be *** per kg.

4.2. Adjustment to Price The Price shall be adjusted annually by Talecris on the first day of each Anniversary Year. Such adjustment to Price (the "PRICE ADJUSTMENT") shall reflect the change in the CPI-U or increases in acquisition cost of raw material, which ever is the greater number. For purposes of the foregoing, "CPI-IF shall mean the unadjusted percentage change for the previous twelve-month period as published in the Consumer Price Index for all urban consumers by the U.S. Department of Labor, Bureau of Labor Statistics. For the avoidance of doubt, the first such Price Adjustment shall become effective at the end of the first Anniversary Year.

4.3 Price Adjustment Calculations. On the first day of each Anniversary Year or as soon thereafter as possible, Talecris shall provide for Customer's review and approval the computation of the Price Adjustment (as determined in accordance with Section 4.2 above) to be applied in the following Anniversary Year, and the methodology used in making such computation. Disagreements as to the adjustment calculation shall be resolved in accordance with Section 14.9.

                          SECTION 5 BILLING AND PAYMENT

5.1 Payments. Talecris shall deliver to Customer at the address set forth in
Section 14.3 an invoice for shipments of Cryo to Customer as the same is shipped. Each invoice shall reflect the actual quantity of the Cryo shipped and the price thereof, as computed in accordance with Section 4. The amount invoiced by Talecris and payable by Customer during each Binding Forecast period will not be less than that charge associated with such Binding Forecast, as computed in accordance with Section 4, unless the actual Cryo delivered is less than the Binding Forecast due to a Delivery Deviation or Talecris' failure to perform its obligations under this Agreement, including due to Nonconforming Cryo. Within thirty (30) days following the receipt of such invoice, Customer shall pay to Talecris the amount specified therein.

5.2 Payment Disputes. All billing and payment disputes between Customer and Talecris shall be resolved in accordance with Section 14.9 below.

                        SECTION 6 REGULATORY REQUIREMENTS

6.1 Compliance with Regulations. Talecris shall comply in all material respects with all applicable laws, requirements, regulations, guidelines, licenses and directives, including applicable current Good Manufacturing Practices ("CGMPS") as defined in national and international laws and internationally accepted GMP compendia including PIC/C and WHO GMP Guide, including all specifications and procedures for plasma sourcing, plasma testing, and in process testing and all regulations, specifications, and procedures contained therein, as well as the contract manufacturing arrangements described in the CBER: "Guidance for Industry Cooperative Manufacturing Arrangements for Licensed Biologics and specifically all requirements under section V "Shared Manufacturing Arrangements" (collectively, "REGULATIONS"). These shall include all applicable US FDA laws, requirements, regulations, guidelines, licenses and directives, including applicable cGMPs and FD&C Act (21 USC 301). Talecris commits to promptly inform Customer of any FDA citation of a deviation from cGMP that may impact the ability to meet all Specifications of Cryo.

6.2 Audit. Customer shall have the right, on reasonable written advance notice, and during normal business hours, to inspect and audit the Precision Pharma Services Facility, and any other Talecris owned facility involved in the production of Cryo, Standard Operating Procedures (as in effect as of the Effective Date and amended from time to time upon mutual agreement of the Parties, and any replacement or successor thereof, "SOPS"), production, operations, testing, storage and books and records to confirm compliance with
Section 6.1 and Talecris compliance with the terms and conditions of this Agreement, provided that such inspection or audit does not unreasonably interfere with the conduct of business of Talecris. Talecris shall use its commercially reasonable efforts to accommodate any reasonable request made by Customer to inspect such facility. Talecris shall respond in writing to Customer regarding any items of noncompliance identified by Customer during such inspections or audits within fifteen (15) days of Customer's notice thereof and shall develop a plan, reasonably satisfactory to Customer, to remedy any such items of noncompliance within sixty (60) days of notice thereof and shall remedy such items of noncompliance as set forth in such plan, the failure of which shall entitle Customer to terminate this Agreement in accordance with Section
10.1 hereof. Provided, however, at the election of either party, any dispute concerning compliance or non-compliance can be referred to arbitration in accordance with Section 14.9.

6.3 Regulatory Approvals. Talecris/Precision is responsible for maintaining the FDA license for the cryo intermediate. Customer is solely responsible for obtaining and maintaining all necessary regulatory approvals from all Regulatory Authorities necessary to sell and market the Products. Talecris shall, upon request by Customer, and as reasonably necessary, promptly (in any case, not longer than thirty (30) days of any such request) provide a plan detailing when and how all documents or information requested by Customer to support Customer's efforts to obtain, maintain, or defend the regulatory approvals necessary to sell the Products in the US will be provided to the Customer.

Furthermore, the price of the Cryo includes cost associated with fair and reasonable efforts by Talecris to assist Customer in obtaining US FDA Regulatory approval. Any information or documents that are not generated as part of Talecris' normal business practices will be provided at a cost to the Customer. In the event that the Customer requires additional regulatory support from Talecris, regulatory support may be provided at an hourly rate of $250 (US dollars).

                    SECTION 7 NONCONFORMING CRYO AND RECALLS

7.1. Nonconforming Cryo. In the event that Talecris provides Cryo that does not meet the Regulations or does not conform to the Specifications, or contains latent defects, or that has not been manufactured, processed, stored, distributed, tested, transported, disposed of or otherwise handled in accordance with applicable SOPs, the Specifications, cGMPs and the Regulations ("NONCONFORMING CRYO"), Talecris will at no cost to Customer, and within ninety
(90) days, replace such Nonconforming Cryo with an equivalent amount of conforming Cryo. If not so replaced, then such Nonconforming Cryo will be considered a delayed delivery, and the penalties set forth in Section 2.7 will begin after such ninety (90) day period.

Upon discovery of Nonconforming Cryo, Customer will immediately notify Talecris of the identification of the Cryo that is rejected by the Customer. The reason for the rejection will be provided to Talecris. An investigation will be initiated at Talecris to determine if they concur with the Customer's rejection and to determine the cause of the Nonconformance. Talecris may request a visit to the Customer's facility to inspect the Cryo, to sample the Cryo or other investigational activities as necessary. Talecris must initiate their internal investigation within fifteen (15) days of notification of Nonconformance from the Customer.

If Talecris agrees that the material in Nonconforming, Talecris will provide a written notification to the Customer to destroy the Cryo. The Customer will not destroy the Cryo without receiving written notification from Talecris.

If Talecris does not agree that the product is Nonconforming and the Customer and Talecris cannot agree to acceptability a third party arbitrator will determine the final disposition.

7.2 General Requirements. Customer shall maintain accurate records of the quantities of Cryo received and the intermediate and final commercial Products derived from such Cryo.

7.3 Distribution and Use Records. Talecris/ Precision shall maintain and give Customer access, upon advance notice and at reasonable times, to, production, donor records and test results with respect to each unit of plasma included in Cryo delivered to Customer. Such records and results shall be maintained such that they can rapidly and unequivocally be accounted for and made available to Customer within fourteen (14) days from the date of request. All such records will be maintained by Talecris for a time period at or greater than required by the FDA. Customer shall maintain and give Talecris access, upon advance notice and at reasonable times, to, records identifying the use of each lot of Cryo and the Products from which such Cryo was processed. Such records shall be maintained such that the use of each lot of Cryo can be rapidly and unequivocally accounted for and made available to Talecris within fourteen (14) days from the date of request. All such records will be maintained by Customer for a time period at or greater than required by the FDA. Customer shall assist Talecris in identifying, tracking and controlling the use of any Cryo identified in post-donation information as contaminated or otherwise unsuitable for processing into Products.

7.4 Adverse Events. Customer shall record and investigate all reports of adverse events in which Products manufactured from Cryo have been implicated. If Customer determines that a Cryo lot has caused adverse reactions as a result of such Cryo being manufactured using Cryo, Customer shall immediately notify the applicable Regulatory Authorities as required by the Regulations, and shall promptly notify Talecris. Talecris shall promptly notify Customer of any adverse event resulting in a market withdrawal or recall involving viral, bacterial or prion transmission associated with other fractions processed from the same plasma units as the Cryo or associated with a specific plasma donor whose plasma was used in the manufacture of Cryo.

7.5 Customer Notification of Adverse Reactions. In the event that during the course of a preliminary investigation related to a report of any serious adverse reaction associated with any Customer Products, Customer obtains preliminary evidence indicating that, according to indications and dosage, the Cryo used in the manufacture of such commercial Products may have caused such specific adverse reaction, each customer that received any such commercial Products shall be notified by Customer and cautioned that any unused containers of the suspect lots should be withheld from use, pending the outcome of more definitive investigations and evaluations, with a copy of such notice to the applicable Regulatory Authority if required. Customer shall promptly provide Talecris with a copy of such notice. Any and all of the foregoing actions will be executed with the concurrence of all relevant Regulatory Authority, to the extent required by law.

7.6 Withdrawals and Recalls. Customer shall make all contacts with the relevant Regulatory Authority and shall be responsible for coordinating all activities in connection with any recall or withdrawal of any Products. In the event that Talecris believes a recall or withdrawal of any Cryo may be necessary or appropriate, Talecris shall promptly notify Customer in writing. In the event that Customer initiates a recall or withdrawal of any Products, Customer shall promptly notify Talecris. If Customer initiates a withdrawal or recall because the Cryo used in the manufacture of Products caused adverse reactions, then the cost of such withdrawal or recall shall be reimbursed by Talecris.

7.7 Complaints. Customer and Talecris will cooperate in the reporting, investigation and evaluation of customer complaints according to policies/procedures currently in place at Talecris and Omrix.

                             SECTION 8 FORCE MAJEURE

For the purpose of this Agreement, "FORCE MAJEURE" shall mean (i) acts of God, acts of the public enemy, insurrections, riots, sabotage, strike, work-stoppage or other labor dispute and natural disasters; (ii) explosions, fires, flood damage, or loss of electric power not resulting from the negligence of the Party invoking Force Majeure; (iii) regulatory actions not attributable to any violation of law on the part of Talecris or Customer, as the case may be and
(iv) in the case of Talecris, events, circumstances, conditions and actions outside of the control of Talecris that materially and adversely affect the plasma-derived products industry generally, including, but not limited to, interruptions of supply of raw plasma due to viral outbreaks, eruption of new viruses and similar events that are reasonably likely to be subject to action by any Regulatory Authority; any of (i), (ii), (iii) or (iv) of which, in the case of Talecris, prevents Talecris from performing its obligations under this Agreement, or, any of (i), (ii) or (iii) of which, in the case of Customer, prevents Customer from producing and/or marketing its Products or performing its obligations under this Agreement. Notwithstanding anything in this Agreement to the contrary, except Section 11 and Section 12, the party experiencing the Force Majeure shall be excused from the performance of each of its obligations under this Agreement upon a Force Majeure, but only to the extent performance of any such obligation is necessarily prevented, hindered or delayed thereby and only during the continuance of any such Force Majeure, and shall have no liability for damages arising from non-performance of any obligation excused by a Force Majeure. Furthermore, if Customer terminates this Agreement pursuant to Section 10.2, there shall be no further damages arising from any non-performance excused by a Force Majeure. The Party suffering such Force Majeure shall invoke this provision by promptly notifying the other Party in writing of the nature and estimated duration of the suspension period, as well as the extent to which it will be unable to fulfill its obligations under the Agreement. Each Party shall be relieved of performance of its obligations under this Agreement during the time when it is prevented from performing by the failure of the other party to perform its obligations or because of any event of Force Majeure.

             SECTION 9 REPRESENTATIONS AND WARRANTIES AND DISCLAIMER

9.1 Regulatory Requirements. Talecris represents and warrants that Talecris has all applicable government approvals, permits and licenses required in the performance of its obligations under this Agreement, including the US FDA.

9.2 Debarment. Talecris certifies it will not use in any capacity the services of any person, including any firm or individual that has been debarred or is subject to debarment under the Generic Drug Enforcement Act of 1992, amending the Food, Drug, and Cosmetic Act of 21 U.S.C. 335a (a) or (b). Talecris agrees to notify Customer promptly in the event any person providing services to Talecris under the scope of this Agreement is debarred or becomes subject to debarment.

9.3 Compliance. Talecris represents and warrants that the manufacture, processing, distribution, testing, transport, storage, disposal and other handling of Cryo by Talecris until delivery to and processing by Customer shall
(i) conform to applicable SOPs, the Specifications, cGMPs and the Regulations, and (ii) be free from defects in materials and workmanship and shall not be adulterated or misbranded within the meaning of the applicable Regulations.

9.4 Intellectual Property. Talecris represents and warrants that the manufacture, processing, testing, distribution, transport, storage, disposal and other handling of Cryo does not infringe the intellectual property rights of any third party and that Talecris validly possesses all licenses to third party intellectual property necessary or appropriate for the manufacture, processing, testing, distribution, transport, storage, disposal and other handling of Cryo.

9.5 Representations and Warranties.

     a) Customer hereby represents and warrants to Talecris that:

     (i) Due Organization, Good Standing and Power. Customer is a duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized. Customer has all requisite corporate or other power and authority to own or lease and to operate its assets and to conduct the business now being conducted by it. Customer is duly authorized, qualified or licensed to do business as a foreign corporation or other organization in good standing in each of the jurisdictions in which its ownership of property or the conduct of its business requires such authorization, qualification or licensing, except where the failure to have such authorization, qualification or licensing could not reasonably be expected to have a material adverse effect on Customer or on the consummation of the transactions contemplated hereunder. Customer has all requisite corporate power and authority under applicable law and its charter documents to enter into this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby.

     (ii) Authorization and Validity of Agreement. The execution and delivery of this Agreement by Customer and the consummation by it of the transactions contemplated hereby have been duly authorized and approved by all necessary corporate action under applicable law and the relevant charter documents on the part of Customer and do not require the approval of the stockholders of Customer. This Agreement has been duly executed and delivered by Customer and constitutes the legal, valid and binding obligation of Customer enforceable against it in accordance with its terms, except as that enforceability may be (i) limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, (ii) subject to general principles of equity (regardless of whether that enforceability is considered in a proceeding in equity or at law) and (iii) limited by general principles of applicable law regarding the enforceability of arbitral awards and judicial decisions.

     (iii) Lack of Conflicts. Neither the execution and delivery of this Agreement by Customer or the consummation by it or the transactions contemplated hereby, does or will (i) conflict with, or result in the breach of any provision of, the charter documents of Customer or (ii) violate any applicable law or any permit, order, award, injunction, decree or judgment of any governmental authority applicable to or binding upon Customer or to which any of its properties or assets is subject.

     (iv) No Consents. The execution, delivery and performance of this Agreement by Customer and the consummation of the transactions contemplated by this Agreement do not require any governmental approval. No consent (other than governmental approvals) will be required to be obtained by Customer for the consummation of the transactions contemplated by this Agreement.

(b)  Talecris hereby represents and warrants to Customer that:

     (i) Due Organization, Good Standing and Power. Talecris is a corporation duly organized validly existing and in good standing under the laws of the state of Delaware. Talecris has all requisite corporate or other power and authority to own or lease and to operate its assets and to conduct the business now being conducted by it. Talecris is duly authorized, qualified or licensed to do business as a foreign corporation or other organization in good standing in each of the jurisdictions in which its ownership of property or the conduct of its business requires such authorization, qualification or licensing, except where the failure to have such authorization, qualification or licensing could not reasonably be expected to have a material adverse effect on Talecris or on the consummation of the transactions contemplated hereunder. Talecris has all requisite corporate power and authority under applicable law and its charter documents to enter into this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby.

     (ii) Authorization and Validity of Agreement. The execution and delivery of this Agreement by Talecris and the consummation by it of the transactions contemplated hereby have been duly authorized and approved by all necessary corporate action under applicable law and the relevant charter documents on the part of Talecris and do not require the approval of the stockholders of Talecris. This Agreement has been duly executed and delivered by Talecris and constitutes the legal, valid and binding obligation of Talecris enforceable against it in accordance with its terms, except as that enforceability may be (i) limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, (ii) subject to general principles of equity (regardless of whether that enforceability is considered in a proceeding in equity or at law) and (iii) limited by general principles of applicable law regarding the enforceability of arbitral awards and judicial decisions.

     (iii) Lack of Conflicts. Neither the execution and delivery of this Agreement by Talecris or the consummation by it to the transactions contemplated hereby, does or will (i) conflict with, or result in the breach of any provision of, the charter documents of Talecris or (ii) violate any applicable law or any permit, order, award, injunction, decree or judgment of any governmental authority applicable to or binding upon Talecris or to which any of its properties or assets is subject.

     (iv) No Consents. The execution, delivery and performance of this Agreement by Talecris and the consummation of the transactions contemplated by this Agreement do not require any governmental approval. No consent (other than governmental approvals) will be required to be obtained by Talecris for the consummation of the transactions contemplated by this Agreement.

9.6 Disclaimer. TALECRIS MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED OTHER THAN THOSE EXPRESSLY MADE IN THIS AGREEMENT. ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE HEREBY DISCLAIMED.

                             SECTION 10: TERMINATION

10.1 Termination for Cause. If either Party commits a substantial violation of any material provision of this Agreement (which means (i) in the case of Customer, nonpayment of amounts owing to Talecris in accordance with Section 5.1 or any other material breach of any representation, warranty, covenant or performance obligations under this Agreement by Customer and (ii) in the case of Talecris, any material breach of any representation, warranty, covenant or performance obligation under this Agreement), the other Party may, without prejudice to any other right or remedy, and after giving the breaching Party thirty (30) days' written notice of the breach, terminate this Agreement. This Agreement shall not be so terminated if the breaching Party has cured the breach, or submitted a plan for curing the breach reasonably acceptable to the non-breaching Party within thirty (30) days after the non-breaching Party's notice. If the breaching Party fails to cure the breach as set forth in the aforementioned plan in accordance with the deadlines set forth therein, the non-breaching Party may terminate this Agreement without further notice. The non-breaching Party shall have the right to recover all damages and losses arising as a result of any such material breach, provided that any such recovery shall be reduced by the amount that such non-breaching Party actually recovers under any insurance it maintains.

10.2 Termination for Talecris' Force Majeure. Customer may terminate this Agreement in its sole discretion upon written notice in the event of any failure or inability of Talecris extending beyond sixty (60) days to provide Cryo hereunder due to Force Majeure. In the event of termination under this Section 10.2, Talecris shall have no liability for damages arising solely from such termination or otherwise excused by a Force Majeure.

10.3 Other Termination Provisions, By Customer if Talecris or by Talecris if
Customer:

     (i) admits in writing that it is unable to pay its debts as they become due;

     (ii) starts a proceeding, or indicates its acquiescence to a proceeding started by another, relating to it under any bankruptcy, reorganization, rearrangement, insolvency, readjustment or debt, dissolution, liquidation or similar law;

     (iii) makes an assignment for the benefit of creditors;

     (iv) consents to the appointment of a receiver, trustee or liquidator for a substantial part of its property;

     (v) files, or has filed against it, a petition in bankruptcy, reorganization, rearrangement or insolvency which, if filed against it, is not dissolved or dismissed within ninety (90) days after filing; or

     (vi) had entered against it an order by a court of competent jurisdiction appointing a receiver, trustee or liquidator for it or a substantial part of its property, or approving its dissolution or termination, and if not consented to or acquiesced in by such Party, such order in not vacated or set aside or stayed within ninety (90) days.

Notwithstanding anything to the contrary herein, no Party shall take or cause to be taken any action relating to the voluntary liquidation or dissolution of such Party.

10.4 Effect of Termination. Upon termination of this Agreement, Talecris shall immediately cease delivery of all Cryo under this Agreement, and Talecris shall prepare and submit to Customer an invoice for all Cryo shipped by Talecris and not paid for by Customer. Customer shall within thirty (30) days of receipt thereof pay the full amount of such invoice and all other sums owed to Talecris; provided, however, that if the aggregate total of the Purchase Orders placed by Customer prior to the effective date of such termination does not meet the Binding Forecast for the then current calendar year in the event that this Agreement is terminated by Talecris pursuant to Section 10.1, Customer shall be obligated to pay amounts associated with Cryo to be delivered under the then current Binding Forecast and, at Customer's sole discretion, Talecris shall be obligated to deliver the same.

10.5 Remedies. The rights of a Party to this Agreement to recover monetary damages from the other Party to this Agreement with respect to termination of this Agreement are exclusively set forth in this Section 10.

10.6 Survival. Provisions of this Agreement, which by their nature would continue beyond the termination, expiration or ending in any other way of this Agreement shall survive the termination, expiration or ending in any other way of this Agreement.

                           SECTION 11: INDEMNIFICATION

11.1 Indemnification: Talecris, Talecris hereby agrees to save, defend and hold Customer and its affiliates and its or their directors, officers, managers, employees, representatives, consultants, stockholders, controlling persons and agents and each of the heirs, executors, successors and assigns of any of the foregoing (together, the "CUSTOMER GROUP") harmless from and against any and all claims, suits, actions, liabilities, expenses and/or losses, including punitive or exemplary damages and reasonable attorneys' fees and expenses ("CLAIMS") asserted by a person or entity other than a member of the Customer Group arising from any material breach of obligations under this Agreement by Talecris Group (as defined below).

11.2 Indemnification: Customer. Customer hereby agrees to save, defend and hold Talecris and its affiliates and its or their directors, officers, managers, employees, representatives, consultants, stockholders, controlling persons and agents and each of the heirs, executors, successors and assigns of any of the foregoing (together, the "TALECRIS GROUP") harmless from and against any and all Claims asserted by a person or entity other than a member of the Talecris Group arising from any material breach of obligations under this Agreement by the Customer Group.

11.3 Joint Responsibility. Where a Claim arises directly or indirectly from acts or omissions of both (i) the Talecris Group and (ii) the Customer Group, the obligation of the Talecris or Customer to indemnify the other shall not exceed the extent of the indemnifying party's contribution to the harm giving rise to the Claim.

                           SECTION 12: CONFIDENTIALITY

12.1 Confidentiality Obligations. All information provided by one Party to the other Party in connection with this Agreement (including without limitations, the Specifications and forecasts provided by Customer) shall be maintained in strict confidence by the receiving Party. Such information shall remain the property of the providing Party, and the receiving Party shall not make use of any such information except for the purposes for which it was provided. At the termination of this Agreement, the receiving Party shall promptly return to the providing Party any physical embodiments (including copies) of any such information. Each Party agrees to keep confidential the existence of this Agreement, as well as all of its terms and conditions; provided that if a public announcement-or disclosure is required by law, rule, regulation, court order, subpoena, interrogatory or other discovery request (including without limitation applicable securities laws or stock exchange regulations), and subject to
Section 12.2(vi), the Party required to make the public announcement or disclosure shall be permitted to make such disclosure and shall provide prompt prior written notice of such requirement to the other Party, and the Parties shall thereafter negotiate in good faith, to the extent appropriate and feasible, the contents of the public announcement or disclosure.

12.2 Exceptions. The covenants of the receiving Party contained in Section 12.1 shall not apply to information which: (i) is already in the public domain at the time of disclosure; (ii) becomes part of the public domain through no action or omission of the receiving Party after disclosure to the receiving Party; (iii) is already known to the receiving Party at the time of disclosure, as evidenced by the receiving Party's written records; (iv) has been or is disclosed to the receiving Party in good faith by a third party who was or is not, at the time of disclosure, under any obligation of confidence to the other Party hereto at the time the third party disclosed such information; (v) is independently developed by the receiving Party, without reliance on information provided by the disclosing party, as evidenced by the receiving Party's written records, or (vi) is required to be disclosed by law, provided that the receiving Party shall cooperate with the disclosing Party (at the disclosing Party's expense) in obtaining any available protection for such information to be disclosed. Talecris acknowledges that Customer currently manufactures its own Cyo and uses know how developed by Customer or received from third parties for such purchases.

12.3 Other Confidentiality Agreements. In the event that the Parties are bound by more than one confidentiality agreement, then the obligations contained therein shall be deemed cumulative.

                              SECTION 13 INSURANCE

Each Party shall procure and maintain, at its own expense, in full force and effect at all times during the term, product liability insurance written by a responsible insurance carrier, Best Rated A, with a combined single limit of not less than five million U.S. dollars (U.S. $5,000,000). Such insurance policy shall name both Parties hereto as additional insureds and will provide for at least thirty (30) days prior written notice to the other Party of the cancellation or substantial adverse modification thereof. Each Party hereto shall deliver a certificate of such insurance to the other Party promptly upon issuance of the policy and shall, from time to time as reasonably requested by such other Party, furnish such other Party with evidence of the maintenance thereof. If any of the insurance policies described herein are written on a claims made basis, the applicable Party maintaining such insurance agrees either to (a) continue to purchase such coverage or (b) purchase an extended reporting period endorsement ("tail" insurance), in either instance for the entire Term, and for a period of five (5) years after the end of such Term.

                            SECTION 14 MISCELLANEOUS

14.1. Consent to Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and are not intended to confer upon any other person any rights or remedies hereunder. Neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any of the parties without the prior written consent of the other party hereto, except that each party may at any time assign any or all of its rights or obligations hereunder to one of its wholly owned subsidiaries (but no such assignment shall relieve such party of any obligations under this Agreement). Notwithstanding the foregoing, Talecris may assign this Agreement and any or all rights or obligations hereunder to (i) any affiliate of Talecris, provided that any such affiliate becomes a party to this Agreement prior to such assignment or (ii) any successor in interest to Talecris, it being understood that any such successor shall commit to Customer to continue to supply Cryo under this Agreement from the Precision Pharma Services Facility; and provided that any such successor becomes a party to this Agreement. No assignment under (i) or (ii) above shall relieve Talecris from any obligation hereunder. Customer may assign this Agreement and any or all rights or obligations hereunder to (i) any affiliate of Customer provided that any such affiliate becomes a party to this Agreement or
(ii) any successor in interest to Customer of its fibrin sealant business, provided that any such successor becomes a party to this Agreement. No assignment under (i) or (ii) above shall relieve Customer nom any obligation hereunder. Any purported assignment in contravention of this Section 14.1 shall be void.

14.2 Entire Agreement and Amendments. Except with regards to additional confidentiality agreements, this Agreement, together with the Exhibits, constitutes the entire agreement between the Parties regarding the supply of Cryo, whether oral or written, relating to the subject matter hereof. In the event that this Agreement conflicts with any Purchase Order, invoice or other written document, the terms and conditions of this Agreement shall apply. No amendment, modification or interpretation of this Agreement will have any effect unless it is reduced to writing, makes specific reference to this Agreement and is signed by all of the Parties.

14.3 Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and if mailed by prepaid first class mail or certified mail, return receipt requested, at any time other than during a general discontinuance of postal service due to strike, lockout or otherwise, shall be deemed to have been received on the earlier of the date shown on the receipt or three (3) business days after the postmarked date thereof and, if telexed or faxed, the original notice shall be mailed by prepaid first class mail within twenty-four (24) hours after sending such notice by telex or fax, and shall be deemed to have been received on the business day following dispatch and acknowledgment of receipt the recipient's telex or telecopy machine. In addition, notices hereunder may be delivered by hand, in which event the notice shall be deemed effective when delivered, or by overnight courier, in which event the notice shall be deemed to have been received on the next business day following delivery to such courier. All notices and other communications under this Agreement shall be given to the parties hereto at the following addresses:

     (a)  If to Customer:

          Omrix Biopharmaceuticals, Ltd
          MDA Blood Center, Tel Hashomer
          Hospital, Tel Aviv 52621 Israel
          Attn: Robert Taub
          President and CEO

     (b)  If to Talecris:

          Talecris Biotherapeutics, Inc.
          79 TW Alexander Drive
          4101 Research Commons
          Research Triangle Park
          Raleigh, NC 27709 USA
          Fax: (919)316-6677
          Attention: Law and Public Affairs Department

          And to:

          Talecris Biotherapeutics, Inc.
          8368 U.S. 70 West
          Clayton, NC 27520 USA
          Attn.: Anne Davis

     Any Party hereto may change its address specified for notices herein by designating a new address by notice in accordance with this Section 14.3.

14.4 Independent Contractor. This Agreement does not create an employer-employee relationship between the Parties, and is not an agency, joint venture or partnership. Neither Party shall have the authority to act for the other or to bind the other in any way, nor to sign the name or to represent that the other is in any way responsible for the acts or omissions of the other. Talecris shall maintain its status as an independent contractor engaged in the selling of Cryo to Customer.

14.5 Non-Waiver. The waiver by either party of any breach of any term, covenant, condition or agreement contained herein or any default in the performance of any obligations hereunder shall not be deemed to be a waiver of any other breach or default of the same or of any other term, covenant, condition, agreement or obligation.

14.6 Choice of Law. The rights and obligations of the Parties arising out of the Agreement shall be governed in all respects by the laws of the State of New York, without giving effect to its conflict of laws provisions.

14.7 Captions. All captions are inserted for convenience only, and will not affect any construction or interpretation of this Agreement.

14.8 Severability. Any provision of this Agreement which is or may become prohibited or unenforceable, as a matter of law or regulation, will be ineffective only to the extent of such prohibition or unenforceability and shall not invalidate the remaining provisions hereof if the essential purposes of this Agreement may be given effect despite the prohibition or unenforceability of the affected provision.

14.9 Dispute Resolution.

     (a) Resolution by the Parties. The Parties shall attempt to resolve any dispute, controversy, claim or difference arising out of, or in connection with, this Agreement amicably and promptly by negotiations between executives who have authority to settle the controversy. Either Party may give written notice of any dispute not resolved in the normal course of business ("NOTICE OF DISPUTE"). Within seven (7) days after delivery of such Notice of Dispute, executives of the Party shall agree to meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to attempt to resolve the dispute. If the matter has not been resolved within ten (10) days of the first meeting of such executives (or, if the Parties are unable to mutually agree upon an acceptable time and place to meet, within ten (10) days of the disputing Party's Notice of Dispute) either Party may, by notice to the other Party ("DISPUTE ESCALATION NOTICE"), refer the matter to the respective officers of the Parties designated below.

          For Customer:
                        Omrix Biopharmaceuticals, Ltd
                        MDA Blood Center,
                        Tel Hashomer Hospital, Tel Aviv 52621 Israel
                        Attn: Robert Taub
                        President and CEO

          For Talecris:
                        Talecris Biotherapeutics, Inc.
                        79 TW Alexander Drive
                        4101 Research Commons
                        Research Triangle Park
                        Raleigh, NC 27709
                        Fax: (919)316-6677
                        Attn: Chief Executive Officer of Talecris
                              Biotherapeutics, Inc.
                        With a copy to: VP, General Counsel

          And to:
                        Talecris Biotherapeutics, Inc.
                        8368 U.S. 70 West
                        Clayton, NC 27520 USA
                        Attn.: Anne Davis

     Such officers shall negotiate in good faith to resolve the matter in an amicable manner within ten (10) days of the Dispute Escalation Notice. In the event the matter is not resolved within such ten (10) days, either Party may initiate arbitration of the dispute as provided for in this
     Section 14.9.

     (b) Binding Arbitration. In any event, if any dispute is not resolved in accordance with Section 14.9(a) within thirty (30) days of the date in which such dispute arose, either Party may

     Association (the "RULES"). If the arbitrator is not agreed by the Parties within a thirty (30) day period, then the arbitrator will be selected by the American Arbitration Association. The arbitration shall be held in the English language in New York, New York (U.S.) in accordance with the substantive law of the State of New York, without giving effect to its conflict of laws provisions. Notwithstanding the provisions of this Section 14.9, Party shall be entitled to seek injunctive relief or specific performance in a court of competent jurisdiction in cases where a breach of this Agreement may cause the other Party extensive and irreparable harm and damage.

14.10 Set-Off. No Party to this Agreement shall have any right of set off with respect to amounts it has an obligation to pay hereunder.

14.11 Conflicting Terms. In the event any terms of the exhibits conflict with this Agreement, the terms of this Agreement shall control.

IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute this Agreement as of the Effective Date.

                                        OMRIX


                                        By: /s/ Robert Taub
                                            ------------------------------------
                                        Name: Robert Taub
                                        Title: President and CEO


                                        TALECRIS BIOTHERAPEUTICS, INC.


                                        By: /s/ Mary J Kuhn
                                            ------------------------------------
                                        Name: Mary J Kuhn
                                        Title: SVP Operations

                                                                         (STAMP)

                                    EXHIBIT A

                               Required Quantity*

Anniversary Year after Commencement Date   Kgs of Cryo
----------------------------------------   -----------
                    1                           ***
                    2                           ***
                    3                           ***
                    4                           ***
                    5                           ***
                    6                           ***
                    7                           ***

*    Such quantities may be adjusted in accordance with Section 2.

                                    EXHIBIT B

     FIRST ANNIVERSARY YEAR CRYO FORECAST

            Cryo
  Month    (kgs)
  -----    -----
     XX
    XX+1
    XX+2
    XX+3
    XX+4
    XX+5
    XX+6
    XX+7
    XX+8
    XX+9
   XX+10
   XX+11
Total


Approved by
            -----------------------------
            Talecris


Approved by
            -----------------------------
            Customer

                               EXHIBIT B (CONT'D.)

     SECOND ANNIVERSARY YEAR CRYO FORECAST

            Cryo
  Month    (kgs)
  -----    -----
     XX
    XX+1
    XX+2
    XX+3
    XX+4
    XX+5
    XX+6
    XX+7
    XX+8
    XX+9
   XX+10
   XX+11
Total


Approved by
            -----------------------------
            Talecris


Approved by
            -----------------------------
            Customer

                               EXHIBIT B (CONT'D.)

     THIRD ANNIVERSARY YEAR CRYO FORECAST

            Cryo
  Month    (kgs)
  -----    -----
     XX
    XX+1
    XX+2
    XX+3
    XX+4
    XX+5
    XX+6
    XX+7
    XX+8
    XX+9
   XX+10
   XX+11
Total


Approved by
            -----------------------------
            Talecris


Approved by
            -----------------------------
            Customer

                               EXHIBIT B CONTINUED

     FOURTH ANNIVERSARY YEAR CRYO FORECAST

            Cryo
  Month    (kgs)
  -----    -----
     XX
    XX+1
    XX+2
    XX+3
    XX+4
    XX+5
    XX+6
    XX+7
    XX+8
    XX+9
   XX+10
   XX+11
Total


Approved by
            -----------------------------
            Talecris


Approved by
            -----------------------------
            Customer

                               EXHIBIT B (CONT'D.)

     FIFTH ANNIVERSARY YEAR CRYO FORECAST

            Cryo
  Month    (kgs)
  -----    -----
     XX
    XX+1
    XX+2
    XX+3
    XX+4
    XX+5
    XX+6
    XX+7
    XX+8
    XX+9
   XX+10
   XX+11
Total


Approved by
            -----------------------------
            Talecris


Approved by
            -----------------------------
            Customer

                               EXHIBIT B (CONT'D.)

     SIXTH ANNIVERSARY YEAR CRYO FORECAST

            Cryo
  Month    (kgs)
  -----    -----
     XX
    XX+1
    XX+2
    XX+3
    XX+4
    XX+5
    XX+6
    XX+7
    XX+8
    XX+9
   XX+10
   XX+11
Total


Approved by
            -----------------------------
            Talecris


Approved by
            -----------------------------
            Customer

                                    EXHIBIT C
                            CRYOPRECIPITATE ("CRYO")
                         SPECIFICATIONS AND REQUIREMENTS

(TALECRIS BIOTHERAPEUTICS LOGO)  STANDARD OPERATING PROCEDURES  SOP#: CS-000-AD-218
                                                                REVISION: 04
                                 TITLE: Preparation Of          PAGE 1 of 1
                                      Manufacturing Agreements  ATTACHMENT 2
                                      For The Purchase And
                                      Sale Of Plasma
                                      Intermediates

                   INTERMEDIATE PRODUCT SPECIFICATION APPROVAL

Supercedes: N/A

The attached specifications for Cryoprecipitate that is purchased from Talecris
                                ---------------                        --------
                                 Intermediate                           Seller
by Omrix have been found acceptable.
   -----
   Buyer

These specifications will be effective:                   11 Sept. 2006.
                                                       ---------------------
                                                               Date

The revision number of these specifications will be:           NEW.
                                                       ---------------------

Associated Change Control Number:                               1.
                                                       ---------------------
                                                       N/A if not applicable

Talecris SAP Number: 1

Talecris Biotherapeutics, Inc.          Omrix approval:
approval:


/s/ Anne Davis
-------------------------------------   Refer to attached EAD 9-5-06
Date: 8-21-06                           Date:
Sr. Contract Manager                          ----------------------------------
                                        Title:
                                               ---------------------------------


/s/ Amy W. Durham
-------------------------------------   N/A EAD 9-11-06
Date: 8-30-06                           Date:
QO Manager                                    ----------------------------------
                                        Title:
                                               ---------------------------------

Comments: (1) A change control will be initiated at Talecris to create a SAP number for traceability of material sold to Omrix. This CCR must be closed prior to first shipment. EAD 8-21-06.

(TALECRIS BIOTHERAPEUTICS LOGO)  STANDARD OPERATING PROCEDURES  SOP#: CS-000-AD-218
                                                                REVISION: 04
                                 TITLE: Preparation Of          PAGE 1 of 1
                                      Manufacturing Agreements  ATTACHMENT 2
                                      For The Purchase And
                                      Sale Of Plasma
                                      Intermediates

                   INTERMEDIATE PRODUCT SPECIFICATION APPROVAL

Supercedes: N/A

The attached specifications for Cryoprecipitate that is purchased from Talecris
                                ---------------                        --------
                                  Intermediate                          Seller
by Omrix have been found acceptable.
   -----
   Buyer

These specifications will be effective:                                     .
                                                       ---------------------
                                                               Date

The revision number of these specifications will be:            NEW.
                                                       ---------------------

Associated Change Control Number:                               1.
                                                       ---------------------
                                                       N/A if not applicable

Talecris SAP Number: 1

Talecris Biotherapeutics, Inc.          Omrix approval:
approval:


/s/ Anne Davis                          /s/ Karin Baer
-------------------------------------   ----------------------------------------
Date: 8-21-06                           Date: Sept 3, 2006
Sr. Contract Manager                    Title: Director QA


/s/ Amy W. Durham
-------------------------------------   ----------------------------------------
Date: 8-30-06                           Date:
QO Manager                                    ----------------------------------
                                        Title:
                                               ---------------------------------

Comments: (1) A change control will be initiated at Talecris to create a SAP number for traceability of material sold to Omrix. This CCR must be closed prior to first shipment. EAD 8-21-06

                            CRYOPRECIPITATE ("CRYO")
                         SPECIFICATIONS AND REQUIREMENTS



/s/ Amy W. Durham          Aug. 30, 2006   Refer to attached.       EAD 9-5-06
------------------------   -------------   ----------------------   ----------
Talecris Quality Manager   Date            Omrix Quality Director   Date


/s/ Allen D. William       09/08/2006
------------------------   ----------
Precision Pharma           Date
Services, Director,
Regulatory Affairs and
Quality Assurance

Revision: NEW                                       Date Effective: 11 Sept 2006

     1.   PURPOSE

          To provide specifications for Cryo manufactured by the Precision Pharma Services Inc USA on behalf of and from plasma provided by Talecris Biotherapeutics, Inc USA, to assure that the starting raw material (Human Normal Source Plasma) and the manufactured material
          (Cryo) meets specifications and established guidelines and standards.

     2.   REFERENCES

          U.S. Code of Federal Regulations 21 CFR part 640 (appropriate sections).

     3.   PLASMA REQUIREMENTS

          The Cryo must be manufactured from Human Normal Source Plasma meeting all current FDA requirements, including testing and screening requirements. Source Plasma donations can only be accepted from regular, repeat (Qualified) donors. Anti D reclassified Plasma is not acceptable.

          3.1 Human Normal Source Plasma for the manufacturing of Cryo must be harvested from FDA licensed and approved collection centers, currently certified under the Plasma Protein Therapeutics Association's (PPTA)

               The Centers and all associated testing laboratories (including Talecris' NAT test lab) have received the Clinical Laboratory Inspection Act (CLIA) licensure and approval.

          3.2 Donor selection as well as collection, production, quality control and storage of plasma are in compliance with the current WHO and FDA regulations and standards. No plasma is collected from high risks populations; epidemiological data is available for each collection center. The information will be provided on an annual basis as part of the plasma master file.

          3.3 The anticoagulant and container quality is in compliance with the FDA requirements.

          3.4  The Plasma used for the Cryo production must be less than three
               (3) years from date of donation.

          3.5 The plasma once collected must be frozen rapidly at not warmer than -20 degrees C, within one (1) hour and maintained at or below minus

                            CRYOPRECIPITATE ("CRYO")
                         SPECIFICATIONS AND REQUIREMENTS



/s/ Amy W. Durham              Aug. 30, 2006   /s/ Karin Baer           Sept. 3, 2006
----------------------------   -------------   ----------------------   -------------
Talecris Quality Manager       Date            Omrix Quality Director   Date


----------------------------   -------------
Precision Pharma Services,     Date
Director, Regulatory Affairs
and Quality Assurance

Revision: NEW                                  Date Effective:
                                                               -----------------

1.   PURPOSE

     To provide specifications for Cryo manufactured by the Precision Pharma Services Inc USA on behalf of and from plasma provided by Talecris Biotherapeutics, Inc USA, to assure that the starting raw material (Human Normal Source Plasma) and the manufactured material (Cryo) meets specifications and established guidelines and standards.

2.   REFERENCES

     U.S. Code of Federal Regulations 21 CFR part 640 (appropriate sections).

3.   PLASMA REQUIREMENTS

     The Cryo must be manufactured from Human Normal Source Plasma meeting all current FDA requirements, including testing and screening requirements. Source Plasma donations can only be accepted from regular, repeat (Qualified) donors. Anti D reclassified Plasma is not acceptable.

     3.1 Human Normal Source Plasma for the manufacturing of Cryo must be harvested from FDA licensed and approved collection centers, currently certified under the Plasma Protein Therapeutics Association's (PPTA)

          The Centers and all associated testing laboratories (including Talecris' NAT test lab) have received the Clinical Laboratory Inspection Act (CLIA) licensure and approval.

     3.2 Donor selection as well as collection, production, quality control and storage of plasma are in compliance with the current WHO and FDA regulations and standards. No plasma is collected from high risks populations; epidemiological data is available for each collection center. The information will be provided on an annual basis as part of the plasma master file.

     3.3 The anticoagulant and container quality is in compliance with the FDA requirements.

     3.4 The Plasma used for the Cryo production must be less than three (3) years from date of donation.

     3.5 The plasma once collected must be frozen rapidly at not warmer than -20 degrees C, within one (1) hour and maintained at or below minus

          20 degrees C (-20 degrees C) during storage and transportation according to current CFR regulations.

     3.6 A certification for each Cryo shipment will be provided, indicating that the plasma was stored and shipped at a temperature at or below minus 20 degrees C. (-20 degrees C).

     3.7  Testing Required for each Unit of Plasma

          3.7.1 Each unit of plasma used for manufacture of the Cryo must be tested and found non-reactive for: hepatitis B surface antigen (HBsAg), antibodies to human immunodeficiency virus types 1 and 2 (anti-HIV I/II), antibody to hepatitis C virus (anti-HCV) by current generation FDA-approved test methods. Additionally, once every four months the plasma donors are tested for Syphilis and found to be negative.

          3.7.2 Each plasma unit must be NAT/PCR tested and found negative for HAV, HBV, HIV-1, HCV and non-elevated for Parvo B19.

          Test Requirements for each unit:

      TEST TYPE                            Test Requirements
      ---------        -----------------------------------------------------
HBsAg(1)               Non-Reactive(2)
Anti-HIV 1/2(1)        Non-Reactive(2)
Anti-HCV(1)            Non-Reactive(2)
Syphilis(3)            Negative or Non-reactive for donor (test performed on
                       donor initially and every four (4) months)
Atypical Antibody(6)   Negative for donor (initial donation)
HIV-1 NAT(1)           Not Implicated(4)
HAV NAT(5)             Not Implicated(4)
HBV NAT(1)             Not Implicated(4)
HCV NAT(1)             Not Implicated(4)
Parvo B19 NAT(5)       Non-Elevated

Notes:

(1.) Current generation, FDA approved test method must be used.

(2.) Some manufacturer's package inserts use the term "negative" and "non-reactive" interchangeably.

(3.) FDA approved syphilis test.

(4.) Some manufacturer's package inserts use the term "negative" and "not-implicated" interchangeably.

(5.) Currently not FDA approved test method. Upon approval, FDA approved methods must be used.

(6.) Test reagents for atypical antibody screening tests must minimally include specific anti-D antibody.

     3.8  Testing required for Plasma Pool

          3.8.1 The plasma pool used for manufacture of the cryoprecipitate must be tested and found non-reactive for HBsAg, anti-HIV I/II and HIV-1,

               HBV, HAV and HCV-RNA by PCR/NAT. The plasma pool must be tested and found non-elevated for Parvo B19.

          3.8.2 Talecris will test each Plasma Pool to ensure the following quality limits (Omrix limits) are met:

          PLASMA POOL QUALITY LIMITS:

  TEST TYPE            Test Requirements
  ---------     -------------------------------------
HBsAg           Non-reactive
Anti HIV-1/2    Negative
Anti-D          Non-Detectable (<1:1)
HIV-1 NAT       Negative
HAV NAT         Negative
HBV NAT         Negative
HCV NAT         Negative
Parvo B19 NAT   Non-Elevated (< or = 1 x 10(5) IU/mL)

          3.8.3 Omrix will test each Plasma Pool to ensure Omrix internal specifications are met prior to authorizing shipment of specific batches. Omrix will perform the following tests.

          PLASMA POOL:

                                    TEST TYPE
                       Protein (Biuret)
                       TVC

     3.9 Representative pre-delivery samples (3 x 10 mL) of the Manufacturing Pool associated with each batch of Cryoprecipitate offered for sale to Omrix will be supplied to Omrix for evaluation.

          Based on the plasma pool certification and results of testing by Talecris/Precision and Omrix, Omrix will approve the shipment no later than 30 days after receipt of samples.

     3.10 The actual number of donors represented in the plasma pool from which an amount of approximately 20 kg of Cryo is derived does not exceed 5700 donors.

4.   CRYO REQUIREMENTS

     4.1 The Cryo must be manufactured by Precision Pharma Services Inc USA under the responsibility of Talecris Biotherapeutics, Inc. USA. The manufacturing process must be approved and licensed by the FDA.

     4.2 The Cryo batch size (derived from one plasma pool only) should be as big as possible, but not less than 10kg.

     4.3 The Cryo to be sent to Omrix must be less than 6 months old from production date.

     4.4 The storage and shipping temperature of Cryo must be minus 20 degrees C (-20 degrees C) or colder.

     4.5 Cryo must meet the Material specifications as detailed by Precision Pharma Services Inc USA under the responsibility of Talecris Biotherapeutics, Inc. USA and which are to be provided to Omrix.

     4.6 Representative pre-delivery samples (5 x l0gr) of each batch of Cryo (prior to freezing) will be supplied to Omrix to be tested by Omrix prior to purchasing Cryo for further manufacturing in a Fibrin Sealant product. Precision Pharma Services will release individual batches of Cryo based on their FDA BLA requirements. Omrix will authorize shipment of individual batches of Cryo based on the batch meeting the following quality limits (Omrix limits) after re-suspension and testing of the pre-delivery samples is performed at Omrix:

PARAMETERS                LIMITS
----------            --------------
Total protein         30-60mg/ml
% Clottable Protein   > or = 60%
Fibrinogen            20-40mg/ml
Factor XIII           2-9IU/ml
Factor VIII           5-20IU/ml
Fibronectin           0.5-6.0
VWFAg                 15-40IU/ml
TWC                   <3000 CFU/mL

          Based on Cryo sample results tested by Omrix, and Plasma Pool results (tested by Talecris/Omrix), Omrix will approve the shipment of the Cryo batch no later than 30 days after receipt of samples.

5.   GENERAL REQUIREMENTS:

     5.1 The following Plasma supplier information must be maintained for each center currently supplying plasma to Talecris by the Quality Organization at Talecris.

               1.   FDA approved ELA, PLA or BLA

               2.   CLIA registration certificate for the facility

               3.   Individual state licenses, as required

               4.   iQPP certification for the collection facility

               5.   FDA approved SOP manual

               6.   Viral Marker Rates - provided no less than quarterly

               7. US FDA Form 483, inspection observations and follow-up/corrective actions

               8. Talecris Quality Compliance Audits - conducted on a periodic basis, not less than once every 24 months.

     5.2 U.S. Plasma Master File should be submitted once to Omrix and then when versions are updated or new versions are issued.

          The Plasma Master File should include the following information:

          1. A list of names and addresses of blood/plasma collection establishments including any subcontractors and any separate sites for testing of individual donations.

               NOTE: The Plasma Master File is updated on an annual basis. The list of centers currently supplying plasma to Talecris is maintained by Talecris' Quality Organization.

          2.   Conditions of storage and transportation of the plasma

          3.   Epidemiological data on blood transmissible infections.

          4.   Selection/Exclusion Criteria

          5.   Donation traceability

          6.   Suitability of donors

          7.   Donor record system

          8.   Test result Management for laboratory results

          9.   Donor frequency and volume.

          10.  Screening of donations

               List of all tests performed (including NAT testing) on individual donations, minipools and plasma pools (if relevant), the test method, brand name of test kit, manufacturer, generation of test, license number and countries where licensed, plus validation of screening test methods.

          11.  Donor registration and applicant donor system

          12.  Donor deferral system

          13.  Look back procedures.

          14.  Post collection information system.

          15.  Batch numbering system

          16. Information on the containers used for collection and of the anticoagulant solution.

          17. Confirmation that all preventive measures are taken to reduce the possible risk of transmission of Creutzfeldt -Jacob disease (CJD) and variant Creutzfeldt -Jacob disease (vCJD) in blood and blood products.

     5.3 Any changes to the test kits used for the plasma testing must be notified in writing to Omrix at least 60 days prior to the shipment of any plasma using such changed test kits. Documentation on the test kits validation must be provided.

     5.4 A full description of the process for Cryo production must be provided to Omrix.

     5.5 Precision Pharma must receive written approval prior to shipment of a Cryo batch to Omrix.

     5.6 Manufacturing records for the production of Cryo including traceability to the individual plasma units will be kept on file per all FDA regulations.

          Manufacturing records and Bleeding lists (electronic data/hard copy) for each plasma pool are available for inspection by Omrix upon request.

     5.7 Consistent with Section 6.2 of the Supply Agreement, Omrix has the right to inspect/audit relevant areas of the facilities and the relevant documentation associated with the supply of plasma and for the manufacturing of Cryo typically once per year This rate may be adjusted whenever considered necessary. Omrix will notify Talecris and Precision Pharma three weeks prior to the proposed audit. Talecris will notify Omrix if the audit date is acceptable. If the audit date is not acceptable an alternate date will be provided. Talecris/Precision and Omrix will use commercially reasonable efforts to accommodate the audit date.

     5.8 Talecris Biotherapeutics Inc./Precision Pharma must inform Omrix about each change in the Manufacturing Process affecting any Key Process Parameters as defined in Exhibit D of the Supply Agreement that requires FDA prior approval. Notification must be made to Omrix at least six (6) months prior to implementation. This allows time for Omrix to evaluate the impact of the change to the product being processed by Omrix. Omrix may not accept batches of Cryo if they will not comply with the approved requirements and specifications.

6.   STORAGE AND SHIPPING REQUIREMENTS

     6.1 Packaging - The cryoprecipitate from a single batch must be frozen in separate entities weighing < or = 5 kg. These separate entities will be grouped into shipments of NMT 25 kg. Each shipment will be double bagged using two plastic liners. Cryoprecipitate will be shipped in plastic sealable containers. Each container is to be labeled inside and outside.

     6.2 Storage and Shipping - Cryoprecipitate must be stored at -20 degrees C or colder and shipped upon request to Omrix. Cryoprecipitate must be shipped at -20 degrees C or colder. The temperature of each shipment must be monitored by Omrix. If temperature monitoring devices are required, Omrix will provide the devices and instructions on activation. Shipments from Precision to Omrix will be made Ex Works.

7.0  CERTIFICATIONS

     7.1 For each batch of Cryo shipped to Omrix, Precision Pharma/Talecris must submit the following documentation:

          1.   Proforma-Invoice (to be sent prior to shipment).

          2. Certificate of Quality which will include the following data (to be sent prior to shipment):

               - Tests and results performed on each contributing plasma unit and all plasma pools

               - A statement certificating that the Cryo is of the same quality as required for the marketing and human use of plasma derivatives products in USA and certificating that the Cryo was processed by Precision Pharma Services Inc USA current U.S. licenses approved by United States Food and Drug Administration (FDA) regulations, including that there were no manufacturing deviations or discrepancies for this batch that could adversely affect the safety, purity, or potency of the Cryo and that the Cryo has not been reworked or reprocessed. Complete data indicating the initial plasma volume, calculated numbers of donors in the pool, date of plasma pooling, oldest and recent donation date, Plasma pool batch number, total amount of Cryo produced, date of Cryo manufacture.

8.0  ATTACHMENTS

     8.1  Example - Cryoprecipitate Certification of Analysis

             Attachment 1 - Example Certificate of Cryoprecipitate
                         PRECISION PHARMA SERVICES. INC.
                                 155 Duryea Road
                            Melville, New York 11747
                               Phone: 631-752-7314
                                Fax: 631-752-7354

                         Certificate of Cryoprecipitate
                                    For Omrix

Paste Batch #: _____________            Date of Manufacture: _____________
Plasma Pool #: _____________            Plasma Volume: L
SAP#:          _____________            Number of Pooled Units: __________
Paste Weight:  kg __________

This paste was fractionated from Precision plasma pool # XXXXXXX. The paste contained only the material from Talecris shipment pool # XXXXXXX. All plasma units processed in this pool were 100% inspected. No additional units were added to the pre-selected pool except as authorized in writing by Talecris (Copy attached) and noted on the Plasma Packing List.

The plasma units used in the manufacture of this batch of Paste are collected in the United States in facilities licensed by the U.S Food and Drug Administration and inspected and approved by the FDA. These plasma units were collected from healthy donors who met the criteria prescribed in 21 CFR, part 640.

All contributing plasma to this manufacturing pool has been tested and found negative for HBsAg, anti-HIV-1/2, anti-HCV, HCV/HIV-1/HAV and HBV by NAT. Donors, associated with these plasma units, were screened and found negative for syphilis and undetectable for Anti-D, Additionally, the plasma units were screened for parvovirus B19 by NAT and found non-elevated.

Oldest donation date: __________________
Most recent donation date: _____________

Manufacturing pool samples were tested by Talecris and found negative/non-reactive for the following: HBsAg, Anti-D, HIV-1 & 2 Antibody, HCV/ HIV-1/HAV and HBV by NAT. Additionally, the manufacturing pool was tested for parvovirus B19 by NAT and found non-elevated.

All lookback, positive, and other discrepant units were removed prior to pooling.

This paste was processed in a manner minimizing microbial load and endotoxin load.

The Cryoprecipitate batch has not been reworked for any reason.

The raw plasma was stored at -20 degrees C or less prior to Fractionation. The intermediate stages were held at the required temperature ranges during the process. Additionally, plasma was shipped from Talecris to Precision at -20 degrees C or colder.

This paste was processed according to Precision procedures and BLA's and BLA Amendments filed with and approved by CBER/FDA. The finished Cryoprecipitate was held at -20 degrees C or colder prior to shipment.

Changes and/or variations in the process from those outlined on the production records at Precision but with the constraints of the BLA and/or BLA Amendments have been reviewed and approved by Precision and are appropriately documented in the records. There were no significant deviations for this batch.

The Product Records for this batch are located at the Precision facility and are available for further review by authorized personnel.

The plasma and the Paste are of the same quality as required for the marketing and human use of plasma derivatives products in USA.

This batch was released by Precision Pharma Services, Inc.

I certify that the above information is correct.


-------------------------------------   ----------------------------------------
Quality Assurance                       Date

                                   EXHIBIT D
   KEY PROCESS PARAMETERS - PRECISION PHARMA CRVOPRECIPITATE: FDA LICENSE 1633

The following steps are considered to be the critical steps:

     1.   Pre-thawing of plasma

          a.   Batch Size: Not defined in license

          b.   Temperature range: Plasma units are stored < or = -20 degrees C

          c.   Time: Not defined in license

     2.   Thawing

          a.   Temperature: Plasma is pooled and thawed at 0-4 degrees C

          b.   Agitation speed: Not defined in license

     3.   Centrifugation

          a.   Type of centrifuge/name: Westfalia BKA-28 or AS-26 Sharpies

          b.   Flow rate to centrifuge: Not defined in license

          c.   Centrifugation revolutions (rpm): Not defined in license

          d.   Plasma inlet temperature: Thawed plasma is 0 - 4 degrees C

          e. Supernatant outlet temperature: Effluent temperature is 0 - 4 degrees C

     4.   Cryo blast freezing

          a.   Freezer temperature: Not defined in license

          b.   Time limitation until freezing: Not defined in license

          c.   Minimal time for freezing: Not defined in license

          d.   Packaging material and cake height: Not defined in license

     5.   General:

          a. Copy of Cleaning Procedures (including manual OP/SIP as applicable)

          b.   Thawing tank, centrifuge or freezer change

                       EXHIBIT E--MANUFACTURING AGREEMENT

Precision Pharma Services, Talecris Biotherapeutics, Inc.            Page 1 of 4
and Omrix Biopharmaceuticals Ltd.
Manufacturing Agreement (Cryoprecipitate)


                             MANUFACTURING AGREEMENT

This Manufacturing Agreement (Agreement) is between Omrix Biopharmaceuticals Ltd. (Omrix) located at MDA Bloodbank, Sheba Hospital, Ramat Gan, POB 888, Kiryat Ono 55000, Israel, Precision Pharma Services (Precision), located at 155 Duryea Road, Melville, New York 11747, and Talecris Biotherapeutics, Inc. (Talecris), located at 79 T.W. Alexander Drive, 4101 Research Commons, Research Triangle Park, North Carolina 27709. Precision manufactures Cryoprecipitate for Talecris from US licensed Source Plasma (Human) supplied by Talecris to Precision. The "Effective Date" is determined by the last date of the signature of the authorized representatives of each party at the end of this Agreement.

Whereas the United States Food and Drug Administration (FDA) regulations allow that a shipment or other delivery of a drug (biologic) which is, in accordance with the practice of the trade, to be processed, labeled, or repacked in substantial quantity at an establishment other than that where originally processed or packed, shall be exempt, during the time of introduction and movement in interstate commerce and the time of holding such establishment, from compliance with the labeling and packaging requirements of Sections 501(b) and 502(b),(e),(f) and (g) of the Federal Food, Drug and Cosmetic Act [21 U.S.C. 351(b) and 352(b), (e), (f) and (g)], if the requirements of 21 CFR Section
201.150 are met and that a partially processed biological product may be exported if requirements of Section 351(h) of the Public Health Service Act and
Section 801 (e)(1) of the Federal Food, Drug and Cosmetic Act are met.

NOW, THEREFORE, it is agreed as follows:

1.   INTENT OF PARTIES

          It is the express intent of the parties hereto to adhere to all of the requirements set forth at 21 CFR Section 201.150.

          It is the intent of Precision/Talecris to distribute Cryoprecipitate to Omrix solely for use in the manufacture of "Fibrin Sealant" under a shared manufacturing arrangement according to the CBER draft guideline "Cooperative Manufacturing Arrangements for Licensed Biologics". The cryoprecipitate may not be sold or used in the manufacture of any other product.

2.   MAINTENANCE OF PROPER RECORDS

          Each party agrees to maintain complete and adequate records, where applicable, pertaining to the methods used in and the facilities and controls used for the manufacture, processing, packing, labeling and holding of drugs and pertaining to the disposition of Plasma Cryoprecipitate (Cryoprecipitate), as may be required by applicable regulations.

Precision Pharma Services, Talecris Biotherapeutics, Inc.            Page 2 of 4
and Omrix Biopharmaceuticals Ltd.
Manufacturing Agreement (Cryoprecipitate)


          It is further agreed that each party will maintain a copy of all records required pursuant to this Agreement until five (5) years after the final shipment or delivery of the Cryoprecipitate hereunder from the Precision manufacturing facility, and shall make copies available for inspection at any reasonable hour to any authorized representative of the Department of Health and Human Services.

3.   SPECIFICATIONS

          Cryoprecipitate will be manufactured under contract by Precision for Talecris from US licensed Source Plasma (Human) supplied by Talecris to Precision. Cryoprecipitate is a licensed intermediate for further manufacturing use manufactured by Precision.

          Precision will manufacture and ship bulk quantities of Cryoprecipitate to Omrix. Said material will be furnished in bulk containers, per Specifications, and will be labeled to indicate that further manufacturing, processing or repacking is intended. Cryoprecipitate will be fractionated by Precision from US Collected Source Plasma obtained in accordance with the provisions 21 CFR Section 640, Subpart G, and other applicable FDA guidelines and regulations including but not limited to 21 CFR Section 610.40, 610.41 and 610.46. Cryoprecipitate shall meet the current Specifications an example of which is attached hereto as Exhibit C (Specifications). If Specifications are revised during the term of this Agreement both parties will agree to all revisions prior to implementation.

          Each unit of plasma used in the manufacture of this material will be certified to have been tested and found nonreactive for Hepatitis B Surface Antigen (HBsAg), antibodies to Human Immunodeficiency Virus (HIV-1/HIV-2), antibodies to Hepatitis C virus (anti-HCV). Each unit of plasma used in the manufacture of Cryoprecipitate will also be certified by Talecris to have been NAT tested in mini-pools and found non-reactive for HAV, HIV-1, HBV, HCV. Furthermore, each plasma unit used in the manufacture of Cryoprecipitate will also be certified by Talecris to have been NAT tested in a mini-pools format for Parvovirus B19 and have shown no highly viraemic titers of Parvovirus B19, avoiding manufacturing pools exceeding 10(5) IU B19 DNA per mL, and will also meet any other applicable FDA testing and screening requirements.

          The plasma pool used in the manufacture of this material will be certified by Talecris to have been tested and found nonreactive for Hepatitis B Surface Antigen (HBsAg), antibodies to Human Immunodeficiency Virus (HIV-1/HIV-2), and HAV, HBV, HCV, and HIV-1 by NAT. The plasma pool will also be certified to have been tested by NAT for Parvovirus B19 and did not exceed 10(5) IU B19-DNA per mL.

Precision Pharma Services, Talecris Biotherapeutics, Inc.            Page 3 of 4
and Omrix Biopharmaceuticals Ltd.
Manufacturing Agreement (Cryoprecipitate)


          The Cryoprecipitate will be stored and shipped at -20 degrees C or colder. Shipping temperature will be verified for each shipment in accordance with the Specifications.

          Precision will provide Omrix with a test certification for each lot of Cryoprecipitate shipped, which will be agreed by both parties. Such certification, an example of which is included with the Specifications, will specify the tests performed and values or results obtained. Talecris agrees to inform Omrix in writing of any change in the manufacturing process that may affect Talecris' ability to supply Cryoprecipitate in accordance with the Specifications.

          Talecris represents and warrants that the Cryoprecipitate provided to Omrix hereunder is not adulterated or misbranded within the meaning of the Federal Food, Drug, and Cosmetic Act.

          Omrix shall be responsible for ensuring that any Products derived from Cryoprecipitate meets the applicable specifications and regulations of the country in which such Product is distributed.

4.   DURATION

          This Agreement shall apply to all Cryoprecipitate from the process used by Precision shipped in bulk quantities to Omrix. This Agreement will be reviewed annually and updated as needed.

5.   WARNING

          Cryoprecipitate shall be prepared from large pools of human plasma. Products made from human plasma may contain infectious agents, such as viruses, that can cause disease. Talecris represents and warrants that the plasma of each donor used to manufacture Cryoprecipitate has been screened and found negative for markers indicating prior exposure to certain viruses, and for the presence of certain current virus infections. Plasma pools have been screened and certain viruses are inactivated and/or removed during the manufacturing process. Despite these measures, such products can still potentially transmit disease. There is also the possibility that unknown infectious agents may be present in such products. Appropriate care should be used in handling this material.

6.   ADDITIONAL PROVISIONS

          Cryoprecipitate purchased under this Agreement is for export from the US only. Cryoprecipitate may not be returned to the US nor may any product derived from Cryoprecipitate be returned to the US unless the Cryoprecipitate was used as a raw material for FDA licensed Products or Products under a current IND. Omrix clearly understands that no Precision and/or Talecris US

Precision Pharma Servises, Talecris Biotherapeutics, Inc.            Page 4 of 4
and Omrix Biopharmaceuticals Ltd.
Manufacturing Agreement (Cryoprecipitate)


     license number or any other reference to Precision and/or Talecris may appear on the labeling of final product.

     Omrix shall be responsible for the export of Cryoprecipitate as a partially processed biological product for further manufacture and shall comply with all applicable FDA laws and regulations.

     Cryoprecipitate is for further manufacture use only and is not to be represented as suitable for use as a finished human drug.

     No additional testing for human pathogens outside of the testing agreed upon in the agreements may be performed on the Cryoprecipitate, any derivatives there from, or in-process samples, or resulting final containers without prior written approval of Talecris.

     Talecris will provide Regulatory documents consistent with Section 6.3 of the Supply Agreement.

     All requests for retrospective information, additional testing or samples outside of what is agreed upon in the agreements and specifications will be negotiated separately and will be in accordance with applicable regulations for partially processed biological products.

IN WITNESS THEREOF, the parties thereto have caused this Agreement to be executed by their duly authorized representatives.

PRECISION PHARMA SERVICES                  OMRIX BIOPHARMACEUTICALS LTD.


By /s/ Allen D. Williams                   By /s/ Robert Taub
   -------------------------------------      ----------------------------------
   Allen Williams                          Name/Title
   Dir. Regulatory Affairs & QA
                                           Robert Taub
                                           Print Name/Title

Date 09/08/2006                            Date 09/27/2006


TALECRIS BIOTHERAPEUTICS, INC.


By /s/ Mary Ann Lamb
   -------------------------------------
   Mary Ann Lamb, Ph.D.
   Vice President, Regulatory Affairs

Date 09/16/2006

(SEAL)

(TALECRIS BIOTHERAPEUTICS LOGO)                STANDARD OPERATING PROCEDURE                SOP #: CS-000-AD-218
                                                                                           REVISION: 04
                                  TITLE: Preparation Of Manufacturing Agreements For The   PAGE 1 of 1
                                         Purchase And Sale Of Plasma Intermediates         ATTACHMENT 2

                   INTERMEDIATE PRODUCT SPECIFICATION APPROVAL

Supercedes: N/A

The attached specifications for Cryoprecipitate that is purchased from Talecris
                                ---------------                        --------
                                  Intermediate                          Seller
by Omrix have been found acceptable.
   -----
   Buyer

These specifications will be effective:                   11 Sept. 2006.
                                                       ---------------------
                                                               Date

The revision number of these specifications will be:           NEW.
                                                       ---------------------

Associated Change Control Number:                              (1).
                                                       ---------------------
                                                       N/A if not applicable

Talecris SAP Number: (1)

Talecris Biotherapeutics, Inc. approval:   Omrix approval:


/s/ Anne Davis                             Refer to attached EAD 9-5-06
----------------------------------------   -------------------------------------
Date: 8-21-06                              Date:
Sr. Contract Manager                             -------------------------------
                                           Title:
                                                  ------------------------------


/s/ Amy W. Durham                          N/A EAD 9-11-06
----------------------------------------   -------------------------------------
Date: 8-30-06                              Date:
QO Manager                                       -------------------------------
                                           Title:
                                                  ------------------------------

Comments: (1) A Change Control will be initiated at Talecris to create a SAP number for traceability of material sold to Omrix. This CCR must be closed prior to first shipment. EAD 8-21-06.

(TALECRIS BIOTHERAPEUTICS LOGO)                STANDARD OPERATING PROCEDURE                SOP #: CS-000-AD-218
                                                                                           REVISION: 04
                                  TITLE: Preparation Of Manufacturing Agreements For The   PAGE 1 of 1
                                         Purchase And Sale Of Plasma Intermediates         ATTACHMENT 2

                   INTERMEDIATE PRODUCT SPECIFICATION APPROVAL

Supercedes: N/A

The attached specifications for Cryoprecipitate that is purchased from Talecris
                                ---------------                        --------
                                  Intermediate                          Seller
by Omrix have been found acceptable.
   -----
   Buyer

These specifications will be effective:                                     .
                                                       ---------------------
                                                               Date

The revision number of these specifications will be:            NEW.
                                                       ---------------------

Associated Change Control Number:                               (1).
                                                       ---------------------
                                                       N/A if not applicable

Talecris SAP Number: (1)

Talecris Biotherapeutics, Inc. approval:   Omrix approval:


/s/ Anne Davis                             /s/ Karin Baer
----------------------------------------   -------------------------------------
Date: 8-21-06                              Date: Sept. 3, 2006
      Sr. Contract Manager                 Title: Director QA


/s/ Amy W. Durham
----------------------------------------   -------------------------------------
Date: 8-30-06                              Date:
      QO Manager                                 -------------------------------
                                           Title:
                                                  ------------------------------

Comments: (1) A Change Control will be initiated at Talecris to create a SAP number for traceability of material sold to Omrix. This CCR must be closed prior to first shipment. EAD 8-21-06.

                            CRYOPRECIPITATE ("CRYO")
                         SPECIFICATIONS AND REQUIREMENTS


/s/ Amy W. Durham               Aug. 30, 2006    Refer to attached.       EAD 9-5-06
-----------------------------   --------------   ----------------------   ----------
Talecris Quality Manager        Date             Omrix Quality Director   Date


/s/ Allen D. William            09/08/2006
-----------------------------   ----------
Precision Pharma Services,      Date
Director, Regulatory Affairs
and Quality Assurance

Revision: NEW                                    Date Effective: 11 Sept. 2006

     1.   PURPOSE

          To provide specifications for Cryo manufactured by the Precision Pharma Services Inc USA on behalf of and from plasma provided by Talecris Biotherapeutics, Inc USA, to assure that the starting raw material (Human Normal Source Plasma) and the manufactured material
          (Cryo) meets specifications and established guidelines and standards.

     2.   REFERENCES

          U.S. Code of Federal Regulations 21 CFR part 640 (appropriate sections).

     3.   PLASMA REQUIREMENTS

          The Cryo must be manufactured from Human Normal Source Plasma meeting all current FDA requirements, including testing and screening requirements. Source Plasma donations can only be accepted from regular, repeat (Qualified) donors. Anti D reclassified Plasma is not acceptable.

          3.1 Human Normal Source Plasma for the manufacturing of Cryo must be harvested from FDA licensed and approved collection centers, currently certified under the Plasma Protein Therapeutics Association's (PPTA)

               The Centers and all associated testing laboratories (including Talecris' NAT test lab) have received the Clinical Laboratory Inspection Act (CLIA) licensure and approval.

          3.2 Donor selection as well as collection, production, quality control and storage of plasma are in compliance with the current WHO and FDA regulations and standards. No plasma is collected from high risks populations; epidemiological data is available for each collection center. The information will be provided on an annual basis as part of the plasma master file.

          3.3 The anticoagulant and container quality is in compliance with the FDA requirements.

          3.4  The Plasma used for the Cryo production must be less than three
               (3) years from date of donation.

          3.5 The plasma once collected must be frozen rapidly at not warmer than -20 degrees C, within one (1) hour and maintained at or below minus

                            CRYOPRECIPITATE ("CRYO")
                         SPECIFICATIONS AND REQUIREMENTS



/s/ Amy W. Durham               Aug. 30, 2006    /s/ Karin Baer           Sept. 3, 2006
-----------------------------   --------------   ----------------------   -------------
Talecris Quality Manager        Date             Omrix Quality Director   Date


-----------------------------   --------------
Precision Pharma Services,      Date
Director, Regulatory Affairs
and Quality Assurance

Revision: NEW                                      Date Effective: _____________

     1.   PURPOSE

          To provide specifications for Cryo manufactured by the Precision Pharma Services Inc USA on behalf of and from plasma provided by Talecris Biotherapeutics, Inc USA, to assure that the starting raw material (Human Normal Source Plasma) and the manufactured material
          (Cryo) meets specifications and established guidelines and standards.

     2.   REFERENCES

          U.S. Code of Federal Regulations 21 CFR part 640 (appropriate sections).

     3.   PLASMA REQUIREMENTS

          The Cryo must be manufactured from Human Normal Source Plasma meeting all current FDA requirements, including testing and screening requirements. Source Plasma donations can only be accepted from regular, repeat (Qualified) donors. Anti D reclassified Plasma is not acceptable.

          3.1 Human Normal Source Plasma for the manufacturing of Cryo must be harvested from FDA licensed and approved collection centers, currently certified under the Plasma Protein Therapeutics Association's (PPTA).

               The Centers and all associated testing laboratories (including Talecris' NAT test lab) have received the Clinical Laboratory Inspection Act (CLIA) licensure and approval.

          3.2 Donor selection as well as collection, production, quality control and storage of plasma are in compliance with the current WHO and FDA regulations and standards. No plasma is collected from high risks populations; epidemiological data is available for each collection center. The information will be provided on an annual basis as part of the plasma master file.

          3.3 The anticoagulant and container quality is in compliance with the FDA requirements.

          3.4  The Plasma used for the Cryo production must be less than three
               (3) years from date of donation.

          3.5 The plasma once collected must be frozen rapidly at not warmer than -20 degrees C, within one (1) hour and maintained at or below minus

               20 degrees C (-20 degrees C) during storage and transportation according to current CFR regulations.

          3.6 A certification for each Cryo shipment will be provided, indicating that the plasma was stored and shipped at a temperature at or below minus 20 degrees C. (-20 degrees C).

          3.7  Testing Required for each Unit of Plasma

               3.7.1 Each unit of plasma used for manufacture of the Cryo must be tested and found non-reactive for: hepatitis B surface antigen (HBsAg), antibodies to human immunodeficiency virus types 1 and 2 (anti-HIV I/II), antibody to hepatitis C virus (anti-HCV) by current generation FDA-approved test methods. Additionally, once every four months the plasma donors are tested for Syphilis and found to be negative.

               3.7.2 Each plasma unit must be NAT/PCR tested and found negative for HAV, HBV, HIV-1, HCV and non-elevated for Parvo B19.

               Test Requirements for each unit:

      TEST TYPE                         Test Requirements
      ---------                         -----------------
HBsAg (1)               Non-Reactive (2)
Anti-HIV 1/2 (1)        Non-Reactive (2)
Anti-HCV (1)            Non-Reactive (2)
Syphilis (3)            Negative or Non-reactive for donor (test performed
                        on donor initially and every four (4) months)
Atypical Antibody (6)   Negative for donor (initial donation)
HIV-1 NAT (1)           Not Implicated (4)
HAV NAT (5)             Not Implicated (4)
HBV NAT (1)             Not Implicated (4)
HCV NAT (1)             Not Implicated (4)
Parvo B19 NAT (5)       Non-Elevated

Notes:

(1.) Current generation, FDA approved test method must be used.

(2.) Some manufacturer's package inserts use the term "negative" and "non-reactive" interchangeably.

(3.) FDA approved syphilis test.

(4.) Some manufacturer's package inserts use the term "negative" and "not-implicated" interchangeably.

(5.) Currently not FDA approved test method. Upon approval, FDA approved methods must be used.

(6.) Test reagents for atypical antibody screening tests must minimally include specific anti-D antibody.

          3.8  Testing required for Plasma Pool

               3.8.1 The plasma pool used for manufacture of the cryoprecipitate must be tested and found non-reactive for HBsAg, anti-HIV I/II and HIV-1,

                         HBV, HAV and HCV- RNA by PCR/NAT. The plasma pool must be tested and found non-elevated for Parvo B19.

                    3.8.2 Talecris will test each Plasma Pool to ensure the
                         following quality limits (Omrix limits) are met:

               PLASMA POOL QUALITY LIMITS:

TEST TYPE              Test Requirements
---------       ------------------------------
HBsAg           Non-reactive
Anti HIV-1/2    Negative
Anti-D          Non-Detectable (<1:1)
HPV-1 NAT       Negative
HAV NAT         Negative
HBV NAT         Negative
HCV NAT         Negative
Parvo B19 NAT   Non-Elevated (< or = 1 x 10(5)
                IU/mL)

                    3.8.3 Omrix will test each Plasma Pool to ensure Omrix
                         internal specifications are met prior to authorizing shipment of specific batches. Omrix will perform the following tests.

               PLASMA POOL:

                                   TEST TYPE

                            Protein (Biuret)
                            TVC

     3.9 Representative pre-delivery samples (3 x 10 mL) of the Manufacturing Pool associated with each batch of Cryoprecipitate offered for sale to Omrix will be supplied to Omrix for evaluation.

          Based on the plasma pool certification and results of testing by Talecris/Precision and Omrix, Omrix will approve the shipment no later than 30 days after receipt of samples.

     3.10 The actual number of donors represented in the plasma pool from which an amount of approximately 20 kg of Cryo is derived does not exceed 5700 donors.

4.   CRYO REQUIREMENTS

     4.1 The Cryo must be manufactured by Precision Pharma Services Inc USA under the responsibility of Talecris Biotherapeutics, Inc. USA. The manufacturing process must be approved and licensed by the FDA.

     4.2 The Cryo batch size (derived from one plasma pool only) should be as big as possible, but not less than 10kg.

     4.3 The Cryo to be sent to Omrix must be less than 6 months old from production date.

     4.4 The storage and shipping temperature of Cryo must be minus 20 degrees C (-20 degrees C) or colder.

     4.5 Cryo must meet the Material specifications as detailed by Precision Pharma Services Inc USA under the responsibility of Talecris Biotherapeutics, Inc. USA and which are to be provided to Omrix.

     4.6 Representative pre-delivery samples (5 x l0gr) of each batch of Cryo (prior to freezing) will be supplied to Omrix to be tested by Omrix prior to purchasing Cyro for further manufacturing in a Fibrin Sealant product. Precision Pharma Services will release individual batches of Cyro based on their FDA BLA requirements. Omrix will authorize shipment of individual batches of Cryo based on the batch meeting the following quality limits (Omrix limits) after re-suspension and testing of the pre-delivery samples is performed at Omrix:

PARAMETERS               LIMITS
----------            ------------
Total protein         30-60mg/ml
% Clottable Protein   > or = 60%
Fibrinogen            20-40mg/ml
Factor XIII           2-9IU/ml
Factor VIII           5-20IU/ml
Fibronectin           0.5-6.0
VWFAg                 15-40IU/ml
TVC                   <3000 CFU/mL

          Based on Cryo sample results tested by Omrix, and Plasma Pool results (tested by Talecris/Omrix), Omrix will approve the shipment of the Ciyo batch no later than 30 days after receipt of samples.

5.   GENERAL REQUIREMENTS:

     5.1 The following Plasma supplier information must be maintained for each center currently supplying plasma to Talecris by the Quality Organization at Talecris.

          1.   FDA approved ELA, PLA or BLA

          2.   CLIA registration certificate for the facility

          3.   Individual state licenses, as required

          4.   iQPP certification for the collection facility

          5.   FDA approved SOP manual

          6.   Viral Marker Rates - provided no less than quarterly

          7. US FDA Form 483, inspection observations and follow-up/corrective actions

          8. Talecris Quality Compliance Audits - conducted on a periodic basis, not less than once every 24 months.

     5.2 U.S. Plasma Master File should be submitted once to Omrix and then when versions are updated or new versions are issued.

          The Plasma Master File should include the following information:

          1. A list of names and addresses of blood/plasma collection establishments including any subcontractors and any separate sites for testing of individual donations.

               NOTE: The Plasma Master File is updated on an annual basis. The list of centers currently supplying plasma to Talecris is maintained by Talecris' Quality Organization.

          2.   Conditions of storage and transportation of the plasma

          3.   Epidemiological data on blood transmissible infections.

          4.   Selection/Exclusion Criteria

          5.   Donation traceability

          6.   Suitability of donors

          7.   Donor record system

          8.   Test result Management for laboratory results

          9.   Donor frequency and volume.

          10.  Screening of donations

               List of all tests performed (including NAT testing) on individual donations, minipools and plasma pools (if relevant), the test method, brand name of test kit, manufacturer, generation of test, license number and countries where licensed, plus validation of screening test methods.

          11.  Donor registration and applicant donor system

          12.  Donor deferral system

          13.  Look back procedures.

          14.  Post collection information system.

          15.  Batch numbering system

          16. Information on the containers used for collection and of the anticoagulant solution.

          17. Confirmation that all preventive measures are taken to reduce the possible risk of transmission of Creutzfeldt -Jacob disease (CJD) and variant Creutzfeldt -Jacob disease (vCJD) in blood and blood products.

     5.3 Any changes to the test kits used for the plasma testing must be notified in writing to Omrix at least 60 days prior to the shipment of any plasma using such changed test kits. Documentation on the test kits validation must be provided.

     5.4 A full description of the process for Cryo production must be provided to Omrix.

     5.5 Precision Pharma must receive written approval prior to shipment of a Cyro batch to Omrix.

     5.6 Manufacturing records for the production of Cryo including traceability to the individual plasma units will be kept on file per all FDA regulations.

          Manufacturing records and Bleeding lists (electronic data/hard copy) for each plasma pool are available for inspection by Omrix upon request.

     5.7 Consistent with Section 6.2 of the Supply Agreement, Omrix has the right to inspect/audit relevant areas of the facilities and the relevant documentation associated with the supply of plasma and for the manufacturing of Cryo typically once per year This rate may be adjusted whenever considered necessary. Omrix will notify Talecris and Precision Pharma three weeks prior to the proposed audit. Talecris will notify Omrix if the audit date is acceptable. If the audit date is not acceptable an alternate date will be provided. Talecris/Precision and Omrix will use commercially reasonable efforts to accommodate the audit date.

     5.8 Talecris Biotherapeutics Inc./Precision Pharma must inform Omrix about each change in the Manufacturing Process affecting any Key Process Parameters as defined in Exhibit D of the Supply Agreement that requires FDA prior approval. Notification must be made to Omrix at least six (6) months prior to implementation. This allows time for Omrix to evaluate the impact of the change to the product being processed by Omrix. Omrix may not accept batches of Cryo if they will not comply with the approved requirements and specifications.

6.   STORAGE AND SHIPPING REQUIREMENTS

     6.1 Packaging - The cryoprecipitate from a single batch must be frozen in separate entities weighing < or = 5 kg. These separate entities will be grouped into shipments of NMT 25 kg. Each shipment will be double bagged using two plastic liners. Cryoprecipitate will be shipped in plastic sealable containers. Each container is to be labeled inside and outside.

     6.2 Storage and Shipping - Cryoprecipitate must be stored at -20 degrees C or colder and shipped upon request to Omrix. Cryoprecipitate must be shipped at -20 degrees C or colder. The temperature of each shipment must be monitored by Omrix. If temperature monitoring devices are required, Omrix will provide the devices and instructions on activation. Shipments from Precision to Omrix will be made Ex Works.

7.0  Certifications

     7.1 For each batch of Cryo shipped to Omrix, Precision Pharma/Talecris must submit the following documentation:

          1.   Proforma-Invoice (to be sent prior to shipment).

          2. Certificate of Quality which will include the following data (to be sent prior to shipment):

               - Tests and results performed on each contributing plasma unit and all plasma pools

               - A statement certificating that the Cryo is of the same quality as required for the marketing and human use of plasma derivatives products in USA and certificating that the Cryo was processed by Precision Pharma Services Inc USA current U.S. licenses approved by United States Food and Drug Administration (FDA) regulations, including that there were no manufacturing deviations or discrepancies for this batch that could adversely affect the safety, purity, or potency of the Cryo and that the Cryo has not been reworked or reprocessed. Complete data indicating the initial plasma volume, calculated numbers of donors in the pool, date of plasma pooling, oldest and recent donation date, Plasma pool batch number, total amount of Cryo produced, date of Cryo manufacture.

8.0  ATTACHMENTS

     8.1  Example - Cryoprecipitate Certification of Analysis

             Attachment 1 - Example Certificate of Cryoprecipitate

                         PRECISION PHARMA SERVICES. INC.
                                 155 Duryea Road
                            Melville, New York 11747
                               Phone: 631-752-7314
                                Fax: 631-752-7354

                         Certificate of Cryoprecipitate
                                    For Omrix

Paste Batch #: __________________       Date of Manufacture: ___________________
Plasma Pool #: __________________       Plasma Volume: L
SAP#: ___________________________       Number of Pooled Units: ________________
Paste Weight: kg

This paste was fractionated from Precision plasma pool # XXXXXXX. The paste contained only the material from Talecris shipment pool # XXXXXXX. All plasma units processed in this pool were 100% inspected. No additional units were added to the pre-selected pool except as authorized in writing by Talecris (Copy attached) and noted on the Plasma Packing List.

The plasma units used in the manufacture of this batch of Paste are collected in the United States in facilities licensed by the U.S. Food and Drug Administration and inspected and approved by the FDA. These plasma units were collected from healthy donors who met the criteria prescribed in 21 CFR, part 640.

All contributing plasma to this manufacturing pool has been tested and found negative for HBsAg, anti-HIV-1/2, anti-HCV, HCV/HIV-1/HAV and HBV by NAT. Donors, associated with these plasma units, were screened and found negative for syphilis and undetectable for Anti-D. Additionally, the plasma units were screened for parvovirus B19 by NAT and found non-elevated.

Oldest donation date: ______________
Most recent donation date: ______________

Manufacturing pool samples were tested by Talecris and found negative/non-reactive for the following: HBsAg, Anti-D, HiV-1 & 2 Antibody, HCV/ HIV-1/HAV and HBV by NAT. Additionally, the manufacturing pool was tested for parvovirus B19 by NAT and found non-elevated.

All lookback, positive, and other discrepant units were removed prior to pooling.

This paste was processed in a manner minimizing microbial load and endotoxin load.

The Cryoprecipitate batch has not been reworked for any reason.

The raw plasma was stored at -20 degrees C or less prior to Fractionation. The intermediate stages were held at the required temperature ranges during the process. Additionally, plasma was shipped from Talecris to Precision at -20 degrees C or colder.

This paste was processed according to Precision procedures and BLA's and BLA Amendments filed with and approved by CBER/FDA. The finished Cryoprecipitate was held at -20 degrees C or colder prior to shipment.

Changes and/or variations in the process from those outlined on the production records at Precision but with the constraints of the BLA and/or BLA Amendments have been reviewed and approved by Precision and are appropriately documented in the records. There were no significant deviations for this batch.

The Product Records for this batch are located at the Precision facility and are available for further review by authorized personnel.

The plasma and the Paste are of the same quality as required for the marketing and human use of plasma derivatives products in USA.

This batch was released by Precision Pharma Services, Inc.

I certify that the above information is correct.


-------------------------------------   ----------------------------------------
Quality Assurance                       Date